UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04098
Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2016 – March 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2017

Vanguard PRIMECAP Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Fund returned about 11% for the six months ended March 31, 2017, exceeding the return of about 10% for its benchmark, the Standard and Poor’s 500 Index, and the more than 8% return of its multi-capitalization growth fund peers.

• Value stocks outpaced their growth counterparts during the period, and small-cap stocks outperformed large-caps. Seven of PRIMECAP’s industry sectors posted gains; health care, consumer staples, and real estate hurt results.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks advanced about 16%, well ahead of those in the benchmark, and contributed about six percentage points to results. However, health care stocks were among the largest detractors from performance.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	10.97%
Admiral™ Shares	11.00
S&P 500 Index	10.12
Multi-Cap Growth Funds Average	8.35
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.39%	0.33%	1.23%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratios were 0.39% for Investor Shares and 0.32% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Growth Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
	Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard PRIMECAP Fund returned 10.97% for Investor Shares and 11.00% for Admiral Shares. These returns exceeded both the 10.12% return of the fund’s benchmark, the unmanaged Standard & Poor’s 500 Index, and the 8.35% average return of its multi-capitalization growth fund competitors.

The investment environment

Donald Trump’s unexpected victory in the U.S. presidential election resulted in significant market shifts, including higher U.S. stock prices and bond yields. Financials was the best-performing sector in the S&P 500 Index during the period as investors bid up the prices of bank stocks in anticipation of higher interest rates and a reduced regulatory burden. Defensive sectors such as consumer staples, telecommunication services, and utilities underperformed. Health care stocks were volatile as investors considered the impact of a potential repeal of the Affordable Care Act and politicians continued to criticize drug companies for their pricing practices. Cyclical sectors such as industrials, information technology, and consumer discretionary outperformed.

Portfolio update

The portfolio remains heavily overweighted in information technology, health care, and industrial stocks, with these sectors making up 78% of ending assets, compared with 46% in the S&P 500 Index. The portfolio’s most significant underweights are in consumer staples, energy, real estate, and utilities, which collectively accounted for 1% of ending assets, compared with 22% in the S&P 500 Index. The portfolio is also significantly underweighted in financials, materials, and telecommunication services, which represented 9% of ending assets, compared with 20% in the index.

In information technology, the fund is most overweighted in semiconductor and semiconductor equipment stocks (12% versus 3% for the S&P 500 Index) and software (11% versus 5% for the index). During the period, the fund’s semiconductor and semiconductor equipment holdings returned 24%, led by NVIDIA (+59%), Micron Technology (+63%), and Texas Instruments (+16%).

Within health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 20% combined weighting was more than double the 8% in the S&P 500 Index. The health care sector underperformed with a return of 4%, and our health care holdings returned 1%. Drug stocks were hurt by pricing concerns, a lull in industry productivity, and the failure of a couple of high-profile drug candidates in clinical trials.

The fund is also significantly overweighted in industrial stocks (17% versus 10% for the S&P 500 Index) because of its investments in airlines (7% versus 1% for the index) and air freight & logistics (4% versus 1%). The fund’s airline holdings returned 32%.

As of March 31, 2017, the fund’s top 10 holdings represented 41% of assets.

6

Advisor perspectives

The fund is most heavily weighted in information technology stocks, which accounted for 36% of holdings as of the end of the period, compared with 22% in the S&P 500 Index. We expect the semiconductor industry to continue to grow as declining costs for information processing, storage, and transmission drive increased consumption. For example, the number of internet-connected endpoints is expected to grow rapidly, as previously unconnected objects such as industrial equipment, cars, consumer electronics, and appliances are brought online and as low-cost sensors enable new applications for businesses and consumers.

This so-called “internet of things” is expected to transform the manufacturing and health care industries as the availability of real-time information will allow for dramatic cost and quality improvements. Meanwhile, software algorithms are becoming increasingly capable of “learning” and solving complex problems by ingesting and processing enormous quantities of data. Semiconductors are the physical devices that enable the internet of things, self-learning algorithms, and the vast majority of other information processing, storage, and transmission-based products and services that businesses and consumers increasingly rely on. Barriers to entry in the semiconductor and semiconductor equipment industries are significant, and the industry has consolidated over the past couple of decades. However, China-based companies are expected to play an increasing role in the global industry, a trend we are watching closely.

Outside of information technology, we remain enthusiastic about the fund’s airline holdings, whose extraordinarily low valuation multiples reflect a high degree of skepticism about their ability to sustain current profits. We are excited by the prospects for our health care holdings, many of which currently trade at below-average valuations in spite of superior secular growth prospects.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indices, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016 when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company April 14, 2017

7

PRIMECAP Fund

Fund Profile
As of March 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.39%	0.33%
30-Day SEC Yield	1.22%	1.29%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	132	505	3,813
Median Market Cap	$65.1B	$88.5B	$58.2B
Price/Earnings Ratio	22.1x	23.9x	25.4x
Price/Book Ratio	4.1x	3.1x	3.0x
Return on Equity	19.0%	17.2%	16.3%
Earnings Growth Rate	10.3%	7.0%	7.3%
Dividend Yield	1.6%	2.0%	1.9%
Foreign Holdings	9.7%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	3.7%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA	Index
Consumer
Discretionary	8.1%	12.3%	12.7%
Consumer Staples	0.3	9.3	8.3
Energy	1.1	6.6	6.2
Financials	7.3	14.4	14.8
Health Care	24.8	13.9	13.3
Industrials	18.0	10.1	10.7
Information
Technology	37.8	22.1	21.2
Materials	1.7	2.8	3.4
Real Estate	0.0	2.9	4.1
Telecommunication
Services	0.9	2.4	2.1
Utilities	0.0	3.2	3.2

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.88	0.89
Beta	1.03	1.00
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	4.8%
Eli Lilly & Co.	Pharmaceuticals	4.6
Alphabet Inc.	Internet Software &
	Services	4.5
Texas Instruments Inc.	Semiconductors	4.5
Adobe Systems Inc.	Application Software	4.4
Microsoft Corp.	Systems Software	4.3
Amgen Inc.	Biotechnology	4.0
FedEx Corp.	Air Freight &
	Logistics	3.6
Southwest Airlines Co.	Airlines	3.5
Roche Holding AG	Pharmaceuticals	2.7
Top Ten		40.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratios were 0.39% for Investor Shares and 0.32% for Admiral Shares.

8

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/1/1984	22.17%	16.31%	10.17%
Admiral Shares	11/12/2001	22.25	16.40	10.27

See Financial Highlights for dividend and capital gains information.

9

PRIMECAP Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.3%)
Consumer Discretionary (7.8%)
	Ross Stores Inc.	9,009,800	593,475
^	Sony Corp. ADR	17,497,700	590,197
	TJX Cos. Inc.	6,945,900	549,282
	L Brands Inc.	10,102,543	475,830
	Walt Disney Co.	4,008,600	454,535
	Carnival Corp.	7,065,400	416,223
	Royal Caribbean Cruises
	Ltd.	2,810,333	275,722
*	Amazon.com Inc.	208,465	184,813
	Whirlpool Corp.	491,258	84,167
	Bed Bath & Beyond Inc.	1,603,375	63,269
	Comcast Corp. Class A	1,443,200	54,250
*	Charter Communications
	Inc. Class A	138,500	45,334
	Lowe’s Cos. Inc.	533,400	43,851
	VF Corp.	755,200	41,513
	Marriott International Inc.
	Class A	343,300	32,332
	MGM Resorts
	International	1,100,000	30,140
	Newell Brands Inc.	493,700	23,288
	Las Vegas Sands Corp.	391,100	22,320
^,*	Tesla Inc.	70,000	19,481
	CBS Corp. Class B	205,000	14,219
	Hilton Worldwide
	Holdings Inc.	191,266	11,181
*	CarMax Inc.	157,500	9,327
*	AutoZone Inc.	11,800	8,532
	Adient plc	70,000	5,087
			4,048,368
Consumer Staples (0.3%)
	CVS Health Corp.	2,119,065	166,347

Energy (1.1%)
	Schlumberger Ltd.	2,472,500	193,102
	EOG Resources Inc.	1,906,100	185,940
^,*	Transocean Ltd.	7,914,579	98,536

	Noble Energy Inc.	2,199,800	75,541
	National Oilwell Varco Inc.	462,100	18,526
			571,645
Financials (7.0%)
	JPMorgan Chase & Co.	10,973,900	963,947
	Charles Schwab Corp.	20,099,900	820,277
	Wells Fargo & Co.	11,217,000	624,338
	Marsh & McLennan
	Cos. Inc.	6,608,976	488,337
	Progressive Corp.	5,003,000	196,018
	US Bancorp	3,425,000	176,387
	Discover Financial
	Services	1,573,400	107,605
	CME Group Inc.	844,850	100,368
	Citigroup Inc.	1,250,000	74,775
	American Express Co.	412,700	32,649
	Travelers Cos. Inc.	244,400	29,460
	Chubb Ltd.	41,233	5,618
			3,619,779
Health Care (23.8%)
*	Biogen Inc.	9,167,097	2,506,468
	Eli Lilly & Co.	28,457,200	2,393,535
	Amgen Inc.	12,595,500	2,066,544
	Roche Holding AG	5,438,500	1,390,808
	Novartis AG ADR	12,547,865	931,930
*	Boston Scientific Corp.	27,164,560	675,583
^	AstraZeneca plc ADR	18,265,000	568,772
	Medtronic plc	6,045,700	487,042
	Thermo Fisher
	Scientific Inc.	2,578,600	396,073
	Abbott Laboratories	5,890,768	261,609
*	Bioverativ Inc.	4,583,548	249,620
	Johnson & Johnson	700,000	87,185
	Merck & Co. Inc.	975,000	61,951
	Agilent Technologies Inc.	1,060,400	56,063
	Sanofi ADR	1,046,100	47,336
*	BioMarin Pharmaceutical
	Inc.	448,243	39,347
	Bristol-Myers Squibb Co.	625,000	33,987

10

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
	AbbVie Inc.	500,000	32,580
	Zimmer Biomet Holdings
	Inc.	230,000	28,085
	GlaxoSmithKline plc ADR	575,000	24,242
	Stryker Corp.	180,900	23,815
			12,362,575
Industrials (17.4%)
	FedEx Corp.	9,471,668	1,848,396
1	Southwest Airlines Co.	33,597,600	1,806,207
	Airbus SE	11,632,658	887,130
	American Airlines Group
	Inc.	17,559,200	742,754
	Alaska Air Group Inc.	5,023,600	463,276
	Caterpillar Inc.	4,752,600	440,851
	Honeywell International
	Inc.	3,310,700	413,407
*	United Continental
	Holdings Inc.	5,801,500	409,818
	Delta Air Lines Inc.	7,610,500	349,779
	Deere & Co.	3,171,700	345,271
	Union Pacific Corp.	2,400,700	254,282
	United Parcel Service
	Inc. Class B	2,132,470	228,814
	Boeing Co.	856,600	151,498
	United Technologies
	Corp.	1,153,700	129,457
	CSX Corp.	2,530,000	117,771
	Safran SA	1,356,800	101,264
	Pentair plc	1,240,000	77,847
	Textron Inc.	1,035,000	49,256
	General Dynamics Corp.	170,000	31,824
	Siemens AG	220,000	30,134
	Rockwell Collins Inc.	310,000	30,120
	Johnson Controls
	International plc	700,000	29,484
	Rockwell Automation Inc.	153,500	23,901
	TransDigm Group Inc.	89,000	19,594
	Expeditors International
	of Washington Inc.	185,000	10,451
*	Herc Holdings Inc.	142,699	6,977
			8,999,563
Information Technology (36.4%)
	Texas Instruments Inc.	28,690,600	2,311,315
*	Adobe Systems Inc.	17,490,970	2,276,100
	Microsoft Corp.	34,191,100	2,251,826
	NVIDIA Corp.	10,926,200	1,190,191
*	Alphabet Inc. Class C	1,433,111	1,188,852
*	Alphabet Inc. Class A	1,339,675	1,135,776
*	Micron Technology Inc.	32,215,000	931,014
*	Alibaba Group Holding
	Ltd. ADR	8,194,200	883,581
	Hewlett Packard
	Enterprise Co.	29,307,985	694,599
	KLA-Tencor Corp.	6,949,500	660,689
1	NetApp Inc.	14,104,800	590,286

	HP Inc.	31,452,585	562,372
	Cisco Systems Inc.	14,871,150	502,645
	Intuit Inc.	4,275,000	495,857
	Intel Corp.	13,664,000	492,861
	QUALCOMM Inc.	8,351,750	478,889
	Activision Blizzard Inc.	5,857,100	292,035
	Oracle Corp.	6,000,000	267,660
^	Telefonaktiebolaget LM
	Ericsson ADR	36,722,504	243,837
	Analog Devices Inc.	2,435,000	199,548
1	Plantronics Inc.	3,619,000	195,824
	Visa Inc. Class A	1,680,200	149,319
	Corning Inc.	5,126,300	138,410
*	Dell Technologies Inc.
	Class V	1,999,948	128,157
*	BlackBerry Ltd.	10,205,900	79,096
	Apple Inc.	539,700	77,533
*	eBay Inc.	2,225,200	74,700
*	Yahoo! Inc.	1,363,100	63,261
*	salesforce.com Inc.	733,000	60,465
*	Entegris Inc.	2,525,872	59,105
*	PayPal Holdings Inc.	1,250,000	53,775
	Applied Materials Inc.	1,157,500	45,027
*	Rambus Inc.	3,023,770	39,732
	Mastercard Inc. Class A	250,000	28,118
*	Keysight Technologies
	Inc.	332,000	11,999
	Western Digital Corp.	116,650	9,627
			18,864,081
Materials (1.6%)
	Monsanto Co.	5,900,125	667,894
	Praxair Inc.	906,600	107,523
	Dow Chemical Co.	675,000	42,890
^	Potash Corp. of
	Saskatchewan Inc.	640,000	10,931
			829,238
Real Estate (0.0%)
	Park Hotels & Resorts Inc. 59,251		1,521

Telecommunication Services (0.9%)
	AT&T Inc.	10,595,842	440,257
*	T-Mobile US Inc.	110,000	7,105
			447,362
Total Common Stocks
(Cost $21,578,295)			49,910,479
Temporary Cash Investment (4.1%)
Money Market Fund (4.1%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.965%
	(Cost $2,140,208)	21,401,288	2,140,557
Total Investments (100.4%)
(Cost $23,718,503)			52,051,036

11

PRIMECAP Fund

Market
Value•
($000)
Other Assets and Liabilities (-0.4%)
Other Assets	152,986
Liabilities [3]	(351,251)
Net Assets (100%)	51,852,771

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	47,318,162
Affiliated Vanguard Funds	2,140,557
Other Affiliated Issuers	2,592,317
Total Investments in Securities	52,051,036
Investment in Vanguard	3,581
Receivables for Investment
Securities Sold	20,721
Receivables for Accrued Income	95,188
Receivables for Capital Shares Issued	20,457
Other Assets	13,039
Total Assets	52,204,022
Liabilities
Payables for Investment Securities
Purchased	32,143
Collateral for Securities on Loan	206,238
Payables to Investment Advisor	24,206
Payables for Capital Shares Redeemed	11,013
Payables to Vanguard	63,614
Other Liabilities	14,037
Total Liabilities	351,251
Net Assets	51,852,771

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	22,589,132
Undistributed Net Investment Income	165,249
Accumulated Net Realized Gains	767,292
Unrealized Appreciation (Depreciation)
Investment Securities	28,332,533
Foreign Currencies	(1,435)
Net Assets	51,852,771

Investor Shares—Net Assets
Applicable to 67,980,281 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,732,011
Net Asset Value Per Share—
Investor Shares	$113.74

Admiral Shares—Net Assets
Applicable to 374,450,345 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	44,120,760
Net Asset Value Per Share—
Admiral Shares	$117.83

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $199,352,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $206,238,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

PRIMECAP Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1]	437,993
Interest	7,490
Securities Lending—Net	374
Total Income	445,857
Expenses
Investment Advisory Fees—Note B	47,167
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,828
Management and Administrative—Admiral Shares	25,290
Marketing and Distribution—Investor Shares	640
Marketing and Distribution—Admiral Shares	1,269
Custodian Fees	149
Shareholders’ Reports—Investor Shares	56
Shareholders’ Reports—Admiral Shares	64
Trustees’ Fees and Expenses	47
Total Expenses	81,510
Net Investment Income	364,347
Realized Net Gain (Loss)
Investment Securities Sold	849,885
Foreign Currencies	(377)
Realized Net Gain (Loss)	849,508
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,946,760
Foreign Currencies	(1,104)
Change in Unrealized Appreciation (Depreciation)	3,945,656
Net Increase (Decrease) in Net Assets Resulting from Operations	5,159,511
1 Dividends are net of foreign withholding taxes of $13,142,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	364,347	641,839
Realized Net Gain (Loss)	849,508	2,232,245
Change in Unrealized Appreciation (Depreciation)	3,945,656	4,416,438
Net Increase (Decrease) in Net Assets Resulting from Operations	5,159,511	7,290,522
Distributions
Net Investment Income
Investor Shares	(92,535)	(86,405)
Admiral Shares	(531,693)	(426,673)
Realized Capital Gain[1]
Investor Shares	(269,344)	(370,752)
Admiral Shares	(1,457,828)	(1,709,108)
Total Distributions	(2,351,400)	(2,592,938)
Capital Share Transactions
Investor Shares	(281,789)	(945,771)
Admiral Shares	1,885,749	1,174,655
Net Increase (Decrease) from Capital Share Transactions	1,603,960	228,884
Total Increase (Decrease)	4,412,071	4,926,468
Net Assets
Beginning of Period	47,440,700	42,514,232
End of Period[2]	51,852,771	47,440,700
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $54,305,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $165,249,000 and $425,507,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$107.60	$96.99	$104.16	$87.83	$69.39	$58.46
Investment Operations
Net Investment Income	.787	1.401	1.329	1.124	1.033	.866
Net Realized and Unrealized Gain (Loss)
on Investments	10.656	15.103	(1.631)	19.812	19.093	12.857
Total from Investment Operations	11.443	16.504	(. 302)	20.936	20.126	13.723
Distributions
Dividends from Net Investment Income	(1.356)	(1.114)	(1.160)	(.836)	(.965)	(.689)
Distributions from Realized Capital Gains	(3.947)	(4.780)	(5.708)	(3.770)	(.721)	(2.104)
Total Distributions	(5.303)	(5.894)	(6.868)	(4.606)	(1.686)	(2.793)
Net Asset Value, End of Period	$113.74	$107.60	$96.99	$104.16	$87.83	$69.39

Total Return[1]	10.97%	17.40%	-0.76%	24.72%	29.63%	24.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,732	$7,588	$7,741	$13,273	$13,059	$13,632
Ratio of Total Expenses to
Average Net Assets	0.39%	0.39%	0.40%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.37%	1.33%	1.17%	1.32%	1.30%
Portfolio Turnover Rate	6%	6%	9%	11%	5%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$111.52	$100.53	$108.08	$91.15	$72.03	$60.69
Investment Operations
Net Investment Income	.861	1.532	1.550	1.286	1.178	.974
Net Realized and Unrealized Gain (Loss)
on Investments	11.028	15.645	(1.784)	20.536	19.769	13.333
Total from Investment Operations	11.889	17.177	(. 234)	21.822	20.947	14.307
Distributions
Dividends from Net Investment Income	(1.491)	(1.236)	(1.403)	(.983)	(1.079)	(.785)
Distributions from Realized Capital Gains	(4.088)	(4.951)	(5.913)	(3.909)	(.748)	(2.182)
Total Distributions	(5.579)	(6.187)	(7.316)	(4.892)	(1.827)	(2.967)
Net Asset Value, End of Period	$117.83	$111.52	$100.53	$108.08	$91.15	$72.03

Total Return[1]	11.00%	17.48%	-0.69%	24.85%	29.73%	24.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44,121	$39,852	$34,773	$30,982	$23,129	$15,978
Ratio of Total Expenses to
Average Net Assets	0.32%	0.33%	0.34%	0.35%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.43%	1.39%	1.26%	1.41%	1.39%
Portfolio Turnover Rate	6%	6%	9%	11%	5%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities

17

PRIMECAP Fund

lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2017, the investment advisory fee represented an effective annual rate of 0.19% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

18

PRIMECAP Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $3,581,000, representing 0.01% of the fund’s net assets and 1.43% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	47,501,143	2,409,336	—
Temporary Cash Investments	2,140,557	—	—
Total	49,641,700	2,409,336	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $23,718,503,000. Net unrealized appreciation of investment securities for tax purposes was $28,332,533,000, consisting of unrealized gains of $29,095,648,000 on securities that had risen in value since their purchase and $763,115,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $1,434,903,000 of investment securities and sold $2,040,367,000 of investment securities, other than temporary cash investments.

19

PRIMECAP Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	312,679	2,865	501,353	5,081
Issued in Lieu of Cash Distributions	353,910	3,324	448,254	4,430
Redeemed	(948,378)	(8,730)	(1,895,378)	(18,802)
Net Increase (Decrease)—Investor Shares	(281,789)	(2,541)	(945,771)	(9,291)
Admiral Shares
Issued	1,515,006	13,441	3,167,275	30,714
Issued in Lieu of Cash Distributions	1,880,345	17,051	2,027,098	19,341
Redeemed	(1,509,602)	(13,409)	(4,019,718)	(38,593)
Net Increase (Decrease)—Admiral Shares	1,885,749	17,083	1,174,655	11,462

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
NetApp Inc.	505,263	—	29	5,360	—	590,286
Plantronics Inc.	188,043	—	—	1,086	—	195,824
Southwest Airlines Co.	1,306,611	—	—	6,720	—	1,806,207
Vanguard Market Liquidity Fund	1,902,618	NA2	NA [2]	7,490	—	2,140,557
Total	3,902,535	—	—	20,656	—	4,732,874
1 Includes net realized gain (loss) on affiliated investment securities sold of $0.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,109.71	$2.05
Admiral Shares	1,000.00	1,110.03	1.68
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.99	$1.97
Admiral Shares	1,000.00	1,023.34	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q592 052017

Semiannual Report | March 31, 2017

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2010 Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Target Retirement Income Fund.	7
Target Retirement 2010 Fund.	17
Target Retirement 2015 Fund.	27
Target Retirement 2020 Fund.	37
Target Retirement 2025 Fund.	47
Target Retirement 2030 Fund.	57
About Your Fund’s Expenses.	67
Trustees Approve Advisory Arrangements.	69
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 1.44% for the Target Retirement Income Fund to 5.55% for the Target Retirement 2030 Fund. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Three surpassed the average return of their peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

• The 2010 Fund has been closed to new investors effective January 5, 2017. In the third quarter, the 2010 Fund is scheduled to merge with the Target Retirement Income Fund, as their asset allocations have become identical.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Target Retirement Income Fund	1.44%
Target Income Composite Index	1.49
Mixed-Asset Target Today Funds Average	1.86
For a benchmark description, see the Glossary.
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2010 Fund	1.48%
Target 2010 Composite Index	1.58
Mixed-Asset Target 2010 Funds Average	2.50
For a benchmark description, see the Glossary.
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	2.81%
Target 2015 Composite Index	2.96
Mixed-Asset Target 2015 Funds Average	2.93
For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Target Retirement 2020 Fund	3.91%
Target 2020 Composite Index	3.99
Mixed-Asset Target 2020 Funds Average	3.04
For a benchmark description, see the Glossary.
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2025 Fund	4.70%
Target 2025 Composite Index	4.84
Mixed-Asset Target 2025 Funds Average	4.14
For a benchmark description, see the Glossary.
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2030 Fund	5.55%
Target 2030 Composite Index	5.67
Mixed-Asset Target 2030 Funds Average	5.02
For a benchmark description, see the Glossary.
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.13%	0.43%
Target Retirement 2010 Fund	0.13	0.36
Target Retirement 2015 Fund	0.14	0.35
Target Retirement 2020 Fund	0.14	0.45
Target Retirement 2025 Fund	0.14	0.40
Target Retirement 2030 Fund	0.15	0.44

The fund expense figures shown—drawn from the prospectus dated January 27, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.13% for the Income Fund, 0.13% for the 2010 Fund, 0.14% for the 2015 Fund, 0.14% for the 2020 Fund, 0.14% for the 2025 Fund, and 0.15% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; and for the 2030 Fund, Mixed-Asset Target 2030 Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

3

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
	Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

4

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

Source: Vanguard.

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

6

Target Retirement Income Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTINX
30-Day SEC Yield	1.80%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.4%
Vanguard Total Stock Market Index Fund
Investor Shares	18.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.6
Vanguard Total International Bond Index
Fund Investor Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	12.1

Total Fund Volatility Measures
		Bloomberg
	Target	Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.23
Beta	0.99	0.60
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.13%.

7

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement Income
Fund	10/27/2003	5.36%	4.61%	2.57%	2.38%	4.95%

See Financial Highlights for dividend and capital gains information.

8

Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.0%)
Vanguard Total Stock Market Index Fund Investor Shares	32,990,970	1,947,787

International Stock Fund (12.1%)
Vanguard Total International Stock Index Fund Investor Shares	82,306,394	1,310,318

U.S. Bond Funds (54.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	379,723,783	4,040,261
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	72,370,927	1,794,799
		5,835,060
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Investor Shares	159,008,362	1,718,880
Total Investment Companies (Cost $9,385,713)		10,812,045
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $1,191)	11,910	1,191
Total Investments (100.0%) (Cost $9,386,904)		10,813,236
Other Assets and Liabilities (0.0%)
Other Assets		60,704
Liabilities		(56,924)
		3,780
Net Assets (100%)
Applicable to 827,040,519 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,817,016
Net Asset Value Per Share		$13.08

9

Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value Affiliated Vanguard Funds	10,813,236
Receivables for Investment Securities Sold	31,630
Receivables for Accrued Income	9,746
Receivables for Capital Shares Issued	19,328
Total Assets	10,873,940
Liabilities
Payables for Investment Securities Purchased	33,746
Payables for Capital Shares Redeemed	23,178
Total Liabilities	56,924
Net Assets	10,817,016

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	9,312,951
Undistributed Net Investment Income	3,374
Accumulated Net Realized Gains	74,359
Unrealized Appreciation (Depreciation)	1,426,332
Net Assets	10,817,016

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	110,218
Net Investment Income—Note B	110,218
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	4,082
Affiliated Investment Securities Sold	78,176
Realized Net Gain (Loss)	82,258
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(46,239)
Net Increase (Decrease) in Net Assets Resulting from Operations	146,237

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,218	186,663
Realized Net Gain (Loss)	82,258	68,724
Change in Unrealized Appreciation (Depreciation)	(46,239)	510,311
Net Increase (Decrease) in Net Assets Resulting from Operations	146,237	765,698
Distributions
Net Investment Income	(116,357)	(185,318)
Realized Capital Gain[1]	(34,498)	(171,451)
Total Distributions	(150,855)	(356,769)
Capital Share Transactions
Issued	1,322,265	2,074,919
Issued in Lieu of Cash Distributions	143,757	340,239
Redeemed	(1,434,219)	(2,667,677)
Net Increase (Decrease) from Capital Share Transactions	31,803	(252,519)
Total Increase (Decrease)	27,185	(156,410)
Net Assets
Beginning of Period	10,789,831	10,633,421
End of Period[2]	10,817,016	10,789,831
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,515,000 and $8,126,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,374,000 and $9,513,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement Income Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.08	$12.59	$12.84	$12.46	$12.23	$11.22
Investment Operations
Net Investment Income	.134	.229	.238	.220	.246	.275
Capital Gain Distributions Received	.006	.007	.015	.002	.067	.052
Net Realized and Unrealized Gain (Loss)
on Investments	.044	. 692	(. 225)	. 572.185		. 977
Total from Investment Operations	.184	. 928	. 028.794		.498	1.304
Distributions
Dividends from Net Investment Income	(.142)	(. 227)	(. 236)	(. 218)	(. 247)	(. 273)
Distributions from Realized Capital Gains	(. 042)	(. 211)	(. 042)	(.196)	(. 021)	(. 021)
Total Distributions	(.184)	(. 438)	(. 278)	(. 414)	(. 268)	(. 294)
Net Asset Value, End of Period	$13.08	$13.08	$12.59	$12.84	$12.46	$12.23

Total Return[1]	1.44%	7.54%	0.18%	6.47%	4.12%	11.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,817	$10,790	$10,633	$11,215	$10,163	$9,382
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.78%	1.83%	1.74%	1.99%	2.31%
Portfolio Turnover Rate	9%	11%	14%	6%	40%	7%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $9,386,904,000. Net unrealized appreciation of investment securities for tax purposes was $1,426,332,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	102,062	162,780
Issued in Lieu of Cash Distributions	11,191	26,995
Redeemed	(110,853)	(209,799)
Net Increase (Decrease) in Shares Outstanding	2,400	(20,024)

15

Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	371	NA1	NA1	5	—	1,191
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	1,812,902	32,274	48,159	9,746	—	1,794,799
Vanguard Total Bond Market II
Index Fund	4,017,379	271,105	103,104	46,063	4,082	4,040,261
Vanguard Total International
Bond Index Fund	1,718,889	75,533	20,235	20,447	—	1,718,880
Vanguard Total International
Stock Index Fund	1,303,867	49,784	108,813	14,467	—	1,310,318
Vanguard Total Stock Market
Index Fund	1,951,622	65,882	238,818	19,490	—	1,947,787
Total	10,805,030	494,578	519,129	110,218	4,082	10,813,236
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. In December 2016, the fund’s board of trustees approved a plan of reorganization of Vanguard Target Retirement 2010 Fund into Vanguard Target Retirement Income Fund. The reorganization does not require shareholder approval. Shares of Vanguard Target Retirement 2010 Fund will be exchanged for new shares of Vanguard Target Retirement Income Fund. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed in July 2017. In anticipation of the reorganization, the Vanguard Target Retirement 2010 Fund has been closed to new accounts.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

16

Target Retirement 2010 Fund

Fund Profile

As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTENX
30-Day SEC Yield	1.80%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.1%
Vanguard Total Stock Market Index Fund
Investor Shares	18.3
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.5
Vanguard Total International Bond Index
Fund Investor Shares	15.8
Vanguard Total International Stock Index
Fund Investor Shares	12.3

Total Fund Volatility Measures
		MSCI US
	Target 2010	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.72
Beta	0.99	0.32
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

69.4% Bonds
30.6% Stocks

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.13%.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2010
Fund	6/7/2006	5.55%	5.32%	2.29%	2.39%	4.68%

See Financial Highlights for dividend and capital gains information.

18

Target Retirement 2010 Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.3%)
Vanguard Total Stock Market Index Fund Investor Shares	17,204,399	1,015,748

International Stock Fund (12.3%)
Vanguard Total International Stock Index Fund Investor Shares	42,833,487	681,909

U.S. Bond Funds (53.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	193,566,043	2,059,543
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	37,057,027	919,014
		2,978,557
International Bond Fund (15.8%)
Vanguard Total International Bond Index Fund Investor Shares	81,344,992	879,339
Total Investments (100.0%) (Cost $4,746,009)		5,555,553
Other Assets and Liabilities (0.0%)
Other Assets		15,020
Liabilities		(15,074)
		(54)
Net Assets (100%)
Applicable to 213,860,509 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,555,499
Net Asset Value Per Share		$25.98

19

Target Retirement 2010 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	5,555,553
Receivables for Investment Securities Sold	5,873
Receivables for Capital Shares Issued	4,143
Receivables for Accrued Income	5,004
Total Assets	5,570,573
Liabilities
Payables for Investment Securities Purchased	5,004
Payables for Capital Shares Redeemed	8,433
Other Liabilities	1,637
Total Liabilities	15,074
Net Assets	5,555,499

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,637,939
Undistributed Net Investment Income	20,881
Accumulated Net Realized Gains	87,135
Unrealized Appreciation (Depreciation)	809,544
Net Assets	5,555,499

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2010 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	58,409
Net Investment Income—Note B	58,409
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,150
Affiliated Investment Securities Sold	99,176
Realized Net Gain (Loss)	101,326
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(79,253)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,482

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,409	105,450
Realized Net Gain (Loss)	101,326	117,523
Change in Unrealized Appreciation (Depreciation)	(79,253)	216,049
Net Increase (Decrease) in Net Assets Resulting from Operations	80,482	439,022
Distributions
Net Investment Income	(101,345)	(106,386)
Realized Capital Gain[1]	(79,394)	(204,297)
Total Distributions	(180,739)	(310,683)
Capital Share Transactions
Issued	517,992	1,092,650
Issued in Lieu of Cash Distributions	176,983	304,528
Redeemed	(846,712)	(1,860,505)
Net Increase (Decrease) from Capital Share Transactions	(151,737)	(463,327)
Total Increase (Decrease)	(251,994)	(334,988)
Net Assets
Beginning of Period	5,807,493	6,142,481
End of Period[2]	5,555,499	5,807,493
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,747,000 and $3,122,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,881,000 and $63,817,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2010 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.45	$25.90	$26.67	$25.50	$24.45	$21.91
Investment Operations
Net Investment Income	. 277.498		.529	.487	.516	.571
Capital Gain Distributions Received	.009	.014	.036	.004	.103	.100
Net Realized and Unrealized Gain (Loss)
on Investments	.082	1.431	(.534)	1.402	.999	2.502
Total from Investment Operations	.368	1.943	.031	1.893	1.618	3.173
Distributions
Dividends from Net Investment Income	(. 470)	(. 477)	(. 464)	(. 422)	(. 531)	(. 596)
Distributions from Realized Capital Gains	(. 368)	(. 916)	(. 337)	(. 301)	(. 037)	(. 037)
Total Distributions	(. 838)	(1.393)	(. 801)	(.723)	(. 568)	(. 633)
Net Asset Value, End of Period	$25.98	$26.45	$25.90	$26.67	$25.50	$24.45

Total Return[1]	1.48%	7.82%	0.06%	7.55%	6.76%	14.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,555	$5,807	$6,142	$6,952	$6,679	$6,155
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.81%	1.86%	1.83%	2.08%	2.51%
Portfolio Turnover Rate	6%	8%	15%	13%	38%	12%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

24

Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $4,746,009,000. Net unrealized appreciation of investment securities for tax purposes was $809,544,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	20,006	42,556
Issued in Lieu of Cash Distributions	6,998	12,186
Redeemed	(32,736)	(72,302)
Net Increase (Decrease) in Shares Outstanding	(5,732)	(17,560)

25

Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,173	NA1	NA1	3	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	920,048	19,326	19,225	5,011	—	919,014
Vanguard Total Bond Market II
Index Fund	2,116,007	87,648	67,719	24,081	2,150	2,059,543
Vanguard Total International
Bond Index Fund	909,221	14,676	15,205	10,760	—	879,339
Vanguard Total International
Stock Index Fund	751,211	23,722	127,675	7,950	—	681,909
Vanguard Total Stock Market
Index Fund	1,122,778	31,648	230,831	10,604	—	1,015,748
Total	5,826,438	177,020	460,655	58,409	2,150	5,555,553
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. In December 2016, the fund’s board of trustees approved a plan of reorganization of Vanguard Target Retirement 2010 Fund into Vanguard Target Retirement Income Fund. The reorganization does not require shareholder approval. Shares of Vanguard Target Retirement 2010 Fund will be exchanged for new shares of Vanguard Target Retirement Income Fund. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed in July 2017. In anticipation of the reorganization, the Vanguard Target Retirement 2010 Fund has been closed to new accounts.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

26

Target Retirement 2015 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTXVX
30-Day SEC Yield	1.91%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	31.6%
Vanguard Total Stock Market Index Fund
Investor Shares	26.8
Vanguard Total International Stock Index
Fund Investor Shares	17.9
Vanguard Total International Bond Index
Fund Investor Shares	13.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	10.3

Total Fund Volatility Measures
		MSCI US
	Target 2015	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.84
Beta	0.98	0.45
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.14%.

27

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2015
Fund	10/27/2003	7.70%	6.45%	2.41%	2.61%	5.02%

See Financial Highlights for dividend and capital gains information.

28

Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (26.8%)
Vanguard Total Stock Market Index Fund Investor Shares	77,898,010	4,599,098

International Stock Fund (17.9%)
Vanguard Total International Stock Index Fund Investor Shares	193,040,494	3,073,205

U.S. Bond Funds (41.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	509,207,909	5,417,972
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	71,500,352	1,773,209
		7,191,181
International Bond Fund (13.4%)
Vanguard Total International Bond Index Fund Investor Shares	212,726,537	2,299,574
Total Investment Companies (Cost $13,771,254)		17,163,058
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $1,743)	17,425	1,743
Total Investments (100.0%) (Cost $13,772,997)		17,164,801
Other Assets and Liabilities (0.0%)
Other Assets		83,888
Liabilities		(85,072)
		(1,184)
Net Assets (100%)
Applicable to 1,143,917,945 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,163,617
Net Asset Value Per Share		$15.00

29

Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	17,164,801
Receivables for Investment Securities Sold	45,000
Receivables for Capital Shares Issued	25,830
Receivables for Accrued Income	13,058
Total Assets	17,248,689
Liabilities
Payables for Investment Securities Purchased	48,608
Payables for Capital Shares Redeemed	36,464
Total Liabilities	85,072
Net Assets	17,163,617

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	13,404,221
Undistributed Net Investment Income	65,392
Accumulated Net Realized Gains	302,200
Unrealized Appreciation (Depreciation)	3,391,804
Net Assets	17,163,617

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	181,244
Net Investment Income—Note B	181,244
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,540
Affiliated Investment Securities Sold	336,141
Realized Net Gain (Loss)	341,681
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(43,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	479,162

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	181,244	349,495
Realized Net Gain (Loss)	341,681	510,780
Change in Unrealized Appreciation (Depreciation)	(43,763)	681,539
Net Increase (Decrease) in Net Assets Resulting from Operations	479,162	1,541,814
Distributions
Net Investment Income	(327,192)	(358,456)
Realized Capital Gain[1]	(347,118)	(835,597)
Total Distributions	(674,310)	(1,194,053)
Capital Share Transactions
Issued	1,822,445	3,035,107
Issued in Lieu of Cash Distributions	660,086	1,169,881
Redeemed	(2,602,369)	(5,932,510)
Net Increase (Decrease) from Capital Share Transactions	(119,838)	(1,727,522)
Total Increase (Decrease)	(314,986)	(1,379,761)
Net Assets
Beginning of Period	17,478,603	18,858,364
End of Period[2]	17,163,617	17,478,603
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,623,000 and $10,790,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $65,392,000 and $211,340,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2015 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.19	$14.90	$15.44	$14.49	$13.54	$11.91
Investment Operations
Net Investment Income	.162	.311	.327	.300	.298	.327
Capital Gain Distributions Received	.005	.007	.018	.002	.039	.053
Net Realized and Unrealized Gain (Loss)
on Investments	. 239.968		(. 433)	.996	.929	1.583
Total from Investment Operations	.406	1.286	(.088)	1.298	1.266	1.963
Distributions
Dividends from Net Investment Income	(. 289)	(. 299)	(. 284)	(. 261)	(. 298)	(. 313)
Distributions from Realized Capital Gains	(. 307)	(. 697)	(.168)	(. 087)	(. 018)	(. 020)
Total Distributions	(. 596)	(. 996)	(. 452)	(. 348)	(. 316)	(. 333)
Net Asset Value, End of Period	$15.00	$15.19	$14.90	$15.44	$14.49	$13.54

Total Return[1]	2.81%	9.03%	-0.66%	9.07%	9.56%	16.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,164	$17,479	$18,858	$21,741	$19,739	$16,838
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.12%	1.96%	1.95%	1.99%	2.17%	2.59%
Portfolio Turnover Rate	8%	9%	16%	10%	26%	13%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

34

Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $13,772,997,000. Net unrealized appreciation of investment securities for tax purposes was $3,391,804,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	122,430	206,486
Issued in Lieu of Cash Distributions	45,555	81,639
Redeemed	(174,989)	(403,033)
Net Increase (Decrease) in Shares Outstanding	(7,004)	(114,908)

35

Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	5,362	NA1	NA1	4	—	1,743
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	1,669,223	105,658	—	9,143	—	1,773,209
Vanguard Total Bond Market II
Index Fund	5,387,819	327,346	102,833	62,021	5,540	5,417,972
Vanguard Total International
Bond Index Fund	2,326,492	57,209	9,413	27,545	—	2,299,574
Vanguard Total International
Stock Index Fund	3,245,691	100,575	429,662	35,419	—	3,073,205
Vanguard Total Stock Market
Index Fund	4,867,412	54,881	729,718	47,112	—	4,599,098
Total	17,501,999	645,669	1,271,626	181,244	5,540	17,164,801
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

36

Target Retirement 2020 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.04%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	33.5%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.7
Vanguard Total International Stock Index
Fund Investor Shares	22.8
Vanguard Total International Bond Index
Fund Investor Shares	12.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	2.9

Total Fund Volatility Measures
		MSCI US
	Target 2020	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.88
Beta	0.98	0.55
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.14%.

37

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2020
Fund	6/7/2006	9.44%	7.34%	2.22%	3.01%	5.23%

See Financial Highlights for dividend and capital gains information.

38

Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (33.6%)
Vanguard Total Stock Market Index Fund Investor Shares	167,161,865	9,869,236

International Stock Fund (22.8%)
Vanguard Total International Stock Index Fund Investor Shares	420,335,287	6,691,738

U.S. Bond Funds (31.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	791,513,837	8,421,707
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	34,078,748	845,153
		9,266,860
International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	327,700,560	3,542,443
Total Investment Companies (Cost $23,555,137)		29,370,277
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $3,398)	33,980	3,399
Total Investments (99.9%) (Cost $23,558,535)		29,373,676
Other Assets and Liabilities (0.1%)
Other Assets		192,347
Liabilities		(174,899)
		17,448
Net Assets (100%)
Applicable to 999,056,433 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		29,391,124
Net Asset Value Per Share		$29.42

39

Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	29,373,676
Receivables for Investment Securities Sold	68,378
Receivables for Capital Shares Issued	103,688
Receivables for Accrued Income	20,281
Total Assets	29,566,023
Liabilities
Payables for Investment Securities Purchased	66,780
Payables for Capital Shares Redeemed	108,119
Total Liabilities	174,899
Net Assets	29,391,124

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	23,303,453
Undistributed Net Investment Income	118,289
Accumulated Net Realized Gains	154,241
Unrealized Appreciation (Depreciation)	5,815,141
Net Assets	29,391,124

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	307,934
Net Investment Income—Note B	307,934
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	8,288
Affiliated Investment Securities Sold	156,262
Realized Net Gain (Loss)	164,550
Change in Unrealized Appreciation (Depreciation) of Investment Securities	623,951
Net Increase (Decrease) in Net Assets Resulting from Operations	1,096,435

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	307,934	568,590
Realized Net Gain (Loss)	164,550	402,528
Change in Unrealized Appreciation (Depreciation)	623,951	1,587,346
Net Increase (Decrease) in Net Assets Resulting from Operations	1,096,435	2,558,464
Distributions
Net Investment Income	(540,313)	(550,582)
Realized Capital Gain[1]	(205,071)	(498,411)
Total Distributions	(745,384)	(1,048,993)
Capital Share Transactions
Issued	4,446,489	6,393,675
Issued in Lieu of Cash Distributions	733,928	1,028,442
Redeemed	(3,682,562)	(8,082,609)
Net Increase (Decrease) from Capital Share Transactions	1,497,855	(660,492)
Total Increase (Decrease)	1,848,906	848,979
Net Assets
Beginning of Period	27,542,218	26,693,239
End of Period[2]	29,391,124	27,542,218
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $6,153,000 and $47,512,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $118,289,000 and $350,668,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2020 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.09	$27.52	$28.40	$26.26	$24.04	$20.83
Investment Operations
Net Investment Income	. 310	. 619	. 622.577		.528	.569
Capital Gain Distributions Received	.008	.012	.026	.004	.047	.079
Net Realized and Unrealized Gain (Loss)
on Investments	.787	2.065	(.946)	2.054	2.179	3.106
Total from Investment Operations	1.105	2.696	(.298)	2.635	2.754	3.754
Distributions
Dividends from Net Investment Income	(. 562)	(. 591)	(. 541)	(. 484)	(. 508)	(. 513)
Distributions from Realized Capital Gains	(. 213)	(. 535)	(. 041)	(. 011)	(. 026)	(. 031)
Total Distributions	(.775)	(1.126)	(. 582)	(. 495)	(. 534)	(. 544)
Net Asset Value, End of Period	$29.42	$29.09	$27.52	$28.40	$26.26	$24.04

Total Return[1]	3.91%	10.05%	-1.13%	10.13%	11.70%	18.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,391	$27,542	$26,693	$27,488	$21,785	$16,078
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.14%	2.07%	2.14%	2.23%	2.62%
Portfolio Turnover Rate	8%	15%	25%	7%	17%	8%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

44

Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At March 31, 2017, the cost of investment securities for tax purposes was $23,558,535,000. Net unrealized appreciation of investment securities for tax purposes was $5,815,141,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	154,019	229,362
Issued in Lieu of Cash Distributions	26,017	37,534
Redeemed	(127,631)	(290,081)
Net Increase (Decrease) in Shares Outstanding	52,405	(23,185)

45

Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	24,057	NA1	NA1	29	—	3,399
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	587,988	256,759	—	3,560	—	845,153
Vanguard Total Bond Market II
Index Fund	7,860,605	1,065,911	222,803	93,323	8,288	8,421,707
Vanguard Total International
Bond Index Fund	3,310,495	338,635	—	40,180	—	3,542,443
Vanguard Total International
Stock Index Fund	6,312,587	289,372	249,519	72,887	—	6,691,738
Vanguard Total Stock Market
Index Fund	9,496,059	258,586	714,611	97,955	—	9,869,236
Total	27,591,791	2,209,263	1,186,933	307,934	8,288	29,373,676
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

46

Target Retirement 2025 Fund

Fund Profile

As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTTVX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	38.6%
Vanguard Total International Stock Index
Fund Investor Shares	26.0
Vanguard Total Bond Market II Index Fund
Investor Shares	24.9
Vanguard Total International Bond Index
Fund Investor Shares	10.5

Total Fund Volatility Measures
		MSCI US
	Target 2025	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.91
Beta	0.98	0.63
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.14%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Ten Years
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2025
Fund	10/27/2003 10.71%	7.94%	2.31%	2.97%	5.28%

See Financial Highlights for dividend and capital gains information.

48

Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (38.6%)
Vanguard Total Stock Market Index Fund Investor Shares	223,156,225	13,175,143

International Stock Fund (26.0%)
Vanguard Total International Stock Index Fund Investor Shares	558,610,299	8,893,076

U.S. Bond Fund (24.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	800,584,312	8,518,217

International Bond Fund (10.5%)
Vanguard Total International Bond Index Fund Investor Shares	330,556,304	3,573,314
Total Investment Companies (Cost $26,318,483)		34,159,750
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $16,929)	169,257	16,929
Total Investments (100.1%) (Cost $26,335,412)		34,176,679
Other Assets and Liabilities (-0.1%)
Other Assets		115,283
Liabilities		(133,003)
		(17,720)
Net Assets (100%)
Applicable to 1,997,559,394 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		34,158,959
Net Asset Value Per Share		$17.10

49

Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	34,176,679
Receivables for Investment Securities Sold	38,509
Receivables for Accrued Income	20,390
Receivables for Capital Shares Issued	56,384
Total Assets	34,291,962
Liabilities
Payables for Investment Securities Purchased	44,890
Payables for Capital Shares Redeemed	88,113
Total Liabilities	133,003
Net Assets	34,158,959

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	26,014,802
Undistributed Net Investment Income	137,895
Accumulated Net Realized Gains	164,995
Unrealized Appreciation (Depreciation)	7,841,267
Net Assets	34,158,959

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	360,124
Net Investment Income—Note B	360,124
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	8,304
Affiliated Investment Securities Sold	171,745
Realized Net Gain (Loss)	180,049
Change in Unrealized Appreciation (Depreciation) of Investment Securities	995,342
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,515

See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	360,124	662,090
Realized Net Gain (Loss)	180,049	408,716
Change in Unrealized Appreciation (Depreciation)	995,342	2,032,698
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,515	3,103,504
Distributions
Net Investment Income	(632,367)	(624,626)
Realized Capital Gain[1]	(214,270)	(796,306)
Total Distributions	(846,637)	(1,420,932)
Capital Share Transactions
Issued	4,845,731	6,760,157
Issued in Lieu of Cash Distributions	834,522	1,393,339
Redeemed	(3,916,606)	(8,177,173)
Net Increase (Decrease) from Capital Share Transactions	1,763,647	(23,677)
Total Increase (Decrease)	2,452,525	1,658,895
Net Assets
Beginning of Period	31,706,434	30,047,539
End of Period[2]	34,158,959	31,706,434
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,608,000 and $69,403,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $137,895,000 and $410,138,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2025 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.77	$15.90	$16.50	$15.18	$13.70	$11.71
Investment Operations
Net Investment Income	.179	.362	.364	.350	.316	.331
Capital Gain Distributions Received	.004	.006	.012	.002	.021	.036
Net Realized and Unrealized Gain (Loss)
on Investments	.585	1.280	(.624)	1.272	1.451	1.927
Total from Investment Operations	.768	1.648	(.248)	1.624	1.788	2.294
Distributions
Dividends from Net Investment Income	(. 327)	(. 342)	(. 322)	(. 287)	(. 296)	(. 291)
Distributions from Realized Capital Gains	(.111)	(. 436)	(. 030)	(. 017)	(. 012)	(. 013)
Total Distributions	(. 438)	(.778)	(. 352)	(. 304)	(. 308)	(. 304)
Net Asset Value, End of Period	$17.10	$16.77	$15.90	$16.50	$15.18	$13.70

Total Return[1]	4.70%	10.67%	-1.60%	10.80%	13.34%	19.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $34,159		$31,706	$30,048	$31,428	$25,642	$20,022
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.18%	2.07%	2.15%	2.27%	2.64%
Portfolio Turnover Rate	11%	15%	24%	7%	16%	9%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

54

Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $26,335,412,000. Net unrealized appreciation of investment securities for tax purposes was $7,841,267,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	290,020	422,218
Issued in Lieu of Cash Distributions	51,135	88,242
Redeemed	(234,684)	(509,271)
Net Increase (Decrease) in Shares Outstanding	106,471	1,189

55

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	4,263	NA1	NA1	37	—	16,929
Vanguard Total Bond Market II
Index Fund	7,759,432	1,523,855	486,402	93,140	8,304	8,518,217
Vanguard Total International
Bond Index Fund	3,219,117	458,840	—	40,118	—	3,573,314
Vanguard Total International
Stock Index Fund	8,289,872	502,229	348,326	96,333	—	8,893,076
Vanguard Total Stock Market
Index Fund	12,461,906	530,421	918,281	130,496	—	13,175,143
Total	31,734,590	3,015,345	1,753,009	360,124	8,304	34,176,679
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

56

Target Retirement 2030 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTHRX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	43.1%
Vanguard Total International Stock Index
Fund Investor Shares	28.9
Vanguard Total Bond Market II Index Fund
Investor Shares	19.7
Vanguard Total International Bond Index
Fund Investor Shares	8.3

Total Fund Volatility Measures
		MSCI US
	Target 2030	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.98	0.70
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.15%.

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Ten Years
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2030
Fund	6/7/2006 11.90%	8.50%	2.11%	3.20%	5.31%

See Financial Highlights for dividend and capital gains information.

58

Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (43.1%)
Vanguard Total Stock Market Index Fund Investor Shares	203,962,116	12,041,923

International Stock Fund (28.9%)
Vanguard Total International Stock Index Fund Investor Shares	507,296,086	8,076,154

U.S. Bond Fund (19.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	517,248,449	5,503,524

International Bond Fund (8.3%)
Vanguard Total International Bond Index Fund Investor Shares	214,827,409	2,322,284
Total Investment Companies (Cost $21,576,748)		27,943,885
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $9,441)	94,388	9,441
Total Investments (100.0%) (Cost $21,586,189)		27,953,326
Other Assets and Liabilities (0.0%)
Other Assets		156,675
Liabilities		(150,625)
		6,050
Net Assets (100%)
Applicable to 911,109,109 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		27,959,376
Net Asset Value Per Share		$30.69

59

Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	27,953,326
Receivables for Investment Securities Sold	56,020
Receivables for Accrued Income	13,100
Receivables for Capital Shares Issued	87,555
Total Assets	28,110,001
Liabilities
Payables for Investment Securities Purchased	59,600
Payables for Capital Shares Redeemed	91,025
Total Liabilities	150,625
Net Assets	27,959,376

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	21,478,389
Undistributed Net Investment Income	109,929
Accumulated Net Realized Gains	3,921
Unrealized Appreciation (Depreciation)	6,367,137
Net Assets	27,959,376

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

60

Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	286,832
Net Investment Income—Note B	286,832
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,163
Affiliated Investment Securities Sold	12,907
Realized Net Gain (Loss)	18,070
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,140,437
Net Increase (Decrease) in Net Assets Resulting from Operations	1,445,339

See accompanying Notes, which are an integral part of the Financial Statements.

61

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	286,832	512,248
Realized Net Gain (Loss)	18,070	237,704
Change in Unrealized Appreciation (Depreciation)	1,140,437	1,747,746
Net Increase (Decrease) in Net Assets Resulting from Operations	1,445,339	2,497,698
Distributions
Net Investment Income	(497,507)	(471,700)
Realized Capital Gain[1]	(103,475)	(343,700)
Total Distributions	(600,982)	(815,400)
Capital Share Transactions
Issued	4,497,416	6,307,641
Issued in Lieu of Cash Distributions	591,343	798,019
Redeemed	(2,939,424)	(6,506,588)
Net Increase (Decrease) from Capital Share Transactions	2,149,335	599,072
Total Increase (Decrease)	2,993,692	2,281,370
Net Assets
Beginning of Period	24,965,684	22,684,314
End of Period[2]	27,959,376	24,965,684
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $33,425,000 and $40,296,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $109,929,000 and $320,604,000.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2030 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.77	$27.77	$28.95	$26.46	$23.51	$19.81
Investment Operations
Net Investment Income	. 315.634		.633	.613	. 540	. 561
Capital Gain Distributions Received	.006	.008	.016	.002	.027	.044
Net Realized and Unrealized Gain (Loss)
on Investments	1.295	2.390	(1.242)	2.402	2.897	3.580
Total from Investment Operations	1.616	3.032	(.593)	3.017	3.464	4.185
Distributions
Dividends from Net Investment Income	(. 576)	(. 597)	(. 558)	(. 491)	(. 499)	(. 468)
Distributions from Realized Capital Gains	(.120)	(. 435)	(. 029)	(. 036)	(. 015)	(. 017)
Total Distributions	(. 696)	(1.032)	(. 587)	(. 527)	(. 514)	(. 485)
Net Asset Value, End of Period	$30.69	$29.77	$27.77	$28.95	$26.46	$23.51

Total Return[1]	5.55%	11.15%	-2.16%	11.51%	15.05%	21.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $27,959		$24,966	$22,684	$23,085	$17,795	$12,647
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.20%	2.08%	2.16%	2.30%	2.66%
Portfolio Turnover Rate	9%	16%	24%	7%	14%	4%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

64

Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $21,586,189,000. Net unrealized appreciation of investment securities for tax purposes was $6,367,137,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	150,622	222,843
Issued in Lieu of Cash Distributions	20,272	28,460
Redeemed	(98,540)	(229,481)
Net Increase (Decrease) in Shares Outstanding	72,354	21,822

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Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	18,778	NA1	NA1	39	—	9,441
Vanguard Total Bond Market II
Index Fund	4,792,722	1,274,181	391,297	58,638	5,163	5,503,524
Vanguard Total International
Bond Index Fund	1,968,265	418,571	—	25,182	—	2,322,284
Vanguard Total International
Stock Index Fund	7,270,181	571,783	173,700	85,820	—	8,076,154
Vanguard Total Stock Market
Index Fund	10,955,214	672,433	567,812	117,153	—	12,041,923
Total	25,005,160	2,936,968	1,132,809	286,832	5,163	27,953,326
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to
March 31, 2017, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,014.38	$0.65
Target Retirement 2010 Fund	$1,000.00	$1,014.79	$0.65
Target Retirement 2015 Fund	$1,000.00	$1,028.08	$0.71
Target Retirement 2020 Fund	$1,000.00	$1,039.14	$0.71
Target Retirement 2025 Fund	$1,000.00	$1,047.03	$0.71
Target Retirement 2030 Fund	$1,000.00	$1,055.49	$0.77
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.28	$0.66
Target Retirement 2010 Fund	$1,000.00	$1,024.28	$0.66
Target Retirement 2015 Fund	$1,000.00	$1,024.23	$0.71
Target Retirement 2020 Fund	$1,000.00	$1,024.23	$0.71
Target Retirement 2025 Fund	$1,000.00	$1,024.23	$0.71
Target Retirement 2030 Fund	$1,000.00	$1,024.18	$0.76

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.13%, 0.13%, 0.14%, 0.14%, 0.14%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (182/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangements with the Target Retirement Funds and their underlying funds ensure that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082 052017

Semiannual Report | March 31, 2017

Vanguard Target Retirement Funds

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Target Retirement 2035 Fund.	7
Target Retirement 2040 Fund.	17
Target Retirement 2045 Fund.	27
Target Retirement 2050 Fund.	37
Target Retirement 2055 Fund.	47
Target Retirement 2060 Fund.	57
About Your Fund’s Expenses.	67
Trustees Approve Advisory Arrangements.	69
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, U.S. stock markets returned about 10% and international stock markets returned nearly 7%.

• U.S. bonds returned about –2%, while international bonds returned about –2% for U.S.-based investors.

• In this investing environment, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 6.35% for the Target Retirement 2035 Fund to 7.51% for both the Target Retirement 2045 Fund and the Target Retirement 2050 Fund. (Funds with retirement dates of 2010 through 2030, as well as the Target Retirement Income Fund, are covered in a separate report.)

• Each fund posted returns that were both in line with those of its composite benchmark after expenses and higher than the average return of its peer group.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Target Retirement 2035 Fund	6.35%
Target 2035 Composite Index	6.50
Mixed-Asset Target 2035 Funds Average	6.14
For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2040 Fund	7.22%
Target 2040 Composite Index	7.34
Mixed-Asset Target 2040 Funds Average	6.47
For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	7.51%
Target 2045 Composite Index	7.62
Mixed-Asset Target 2045 Funds Average	7.03
For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Target Retirement 2050 Fund	7.51%
Target 2050 Composite Index	7.62
Mixed-Asset Target 2050 Funds Average	6.89
For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2055 Fund	7.50%
Target 2055 Composite Index	7.62
Mixed-Asset Target 2055+ Funds Average	7.32
For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2060 Fund	7.49%
Target 2060 Composite Index	7.62
Mixed-Asset Target 2055+ Funds Average	7.32
For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.15%	0.40%
Target Retirement 2040 Fund	0.16	0.42
Target Retirement 2045 Fund	0.16	0.38
Target Retirement 2050 Fund	0.16	0.41
Target Retirement 2055 Fund	0.16	0.38
Target Retirement 2060 Fund	0.16	0.38

The fund expense figures shown—drawn from the prospectus dated January 27, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement
Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.15% for the 2035 Fund, 0.16% for the 2040 Fund, 0.16% for the 2045 Fund, 0.16% for the
2050 Fund, 0.16% for the 2055 Fund, and 0.16% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund,
Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds; for the 2055 and 2060 Funds, Mixed-Asset Target 2055+
Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

3

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

4

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

Source: Vanguard.

5

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer April 14, 2017

6

Target Retirement 2035 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTTHX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	47.6%
Vanguard Total International Stock Index
Fund Investor Shares	32.0
Vanguard Total Bond Market II Index Fund
Investor Shares	14.4
Vanguard Total International Bond Index
Fund Investor Shares	6.0

Total Fund Volatility Measures
		MSCI US
	Target 2035	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.77
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.15%.

7

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Ten Years
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2035
Fund	10/27/2003 13.04%	9.05%	2.23%	3.23%	5.46%

See Financial Highlights for dividend and capital gains information.

8

Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (47.6%)
Vanguard Total Stock Market Index Fund Investor Shares	217,846,526	12,861,659

International Stock Fund (32.0%)
Vanguard Total International Stock Index Fund Investor Shares	543,715,453	8,655,950

U.S. Bond Fund (14.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	366,019,252	3,894,445

International Bond Fund (6.0%)
Vanguard Total International Bond Index Fund Investor Shares	149,196,896	1,612,818
Total Investment Companies (Cost $19,905,425)		27,024,872
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $11,786)	117,844	11,787
Total Investments (100.0%) (Cost $19,917,211)		27,036,659
Other Assets and Liabilities (0.0%)
Other Assets		91,972
Liabilities		(86,318)
		5,654
Net Assets (100%)
Applicable to 1,444,205,110 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		27,042,313
Net Asset Value Per Share		$18.72

9

Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	27,036,659
Receivables for Investment Securities Sold	27,265
Receivables for Accrued Income	9,279
Receivables for Capital Shares Issued	55,428
Total Assets	27,128,631
Liabilities
Payables for Investment Securities Purchased	21,279
Payables for Capital Shares Redeemed	65,039
Total Liabilities	86,318
Net Assets	27,042,313

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	19,785,059
Undistributed Net Investment Income	104,068
Accumulated Net Realized Gains	33,738
Unrealized Appreciation (Depreciation)	7,119,448
Net Assets	27,042,313

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	278,491
Net Investment Income—Note B	278,491
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,648
Affiliated Investment Securities Sold	42,811
Realized Net Gain (Loss)	46,459
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,278,849
Net Increase (Decrease) in Net Assets Resulting from Operations	1,603,799

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	278,491	512,267
Realized Net Gain (Loss)	46,459	318,684
Change in Unrealized Appreciation (Depreciation)	1,278,849	1,756,197
Net Increase (Decrease) in Net Assets Resulting from Operations	1,603,799	2,587,148
Distributions
Net Investment Income	(494,181)	(480,079)
Realized Capital Gain[1]	(187,678)	(537,016)
Total Distributions	(681,859)	(1,017,095)
Capital Share Transactions
Issued	3,741,270	5,337,665
Issued in Lieu of Cash Distributions	672,952	999,667
Redeemed	(2,824,455)	(6,177,230)
Net Increase (Decrease) from Capital Share Transactions	1,589,767	160,102
Total Increase (Decrease)	2,511,707	1,730,155
Net Assets
Beginning of Period	24,530,606	22,800,451
End of Period[2]	27,042,313	24,530,606
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,136,000 and $36,232,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $104,068,000 and $319,758,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2035 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.09	$16.95	$17.79	$16.16	$14.15	$11.77
Investment Operations
Net Investment Income	.192	.393	.391	.359	.340	.344
Capital Gain Distributions Received	.003	.003	.007	.001	.011	.016
Net Realized and Unrealized Gain (Loss)
on Investments	.926	1.530	(.865)	1.594	1.972	2.307
Total from Investment Operations	1.121	1.926	(.467)	1.954	2.323	2.667
Distributions
Dividends from Net Investment Income	(. 356)	(. 371)	(. 368)	(. 324)	(. 307)	(. 281)
Distributions from Realized Capital Gains	(.135)	(. 415)	(. 005)	—	(. 006)	(. 006)
Total Distributions	(. 491)	(.786)	(. 373)	(. 324)	(. 313)	(. 287)
Net Asset Value, End of Period	$18.72	$18.09	$16.95	$17.79	$16.16	$14.15

Total Return[1]	6.35%	11.64%	-2.75%	12.20%	16.77%	22.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,042	$24,531	$22,800	$23,826	$19,026	$14,220
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.21%	2.07%	2.17%	2.33%	2.68%
Portfolio Turnover Rate	10%	14%	23%	6%	12%	6%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $19,917,211,000. Net unrealized appreciation of investment securities for tax purposes was $7,119,448,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	205,825	311,062
Issued in Lieu of Cash Distributions	37,977	58,597
Redeemed	(155,753)	(358,384)
Net Increase (Decrease) in Shares Outstanding	88,049	11,275

15

Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	10,393	NA1	NA1	26	—	11,787
Vanguard Total Bond Market II
Index Fund	3,433,858	880,102	296,694	41,669	3,648	3,894,445
Vanguard Total International
Bond Index Fund	1,385,325	273,248	—	17,886	—	1,612,818
Vanguard Total International
Stock Index Fund	7,873,202	600,676	253,771	92,769	—	8,655,950
Vanguard Total Stock Market
Index Fund	11,838,917	643,889	675,540	126,141	—	12,861,659
Total	24,541,695	2,397,915	1,226,005	278,491	3,648	27,036,659
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

16

Target Retirement 2040 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VFORX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	51.9%
Vanguard Total International Stock Index
Fund Investor Shares	35.0
Vanguard Total Bond Market II Index Fund
Investor Shares	9.2
Vanguard Total International Bond Index
Fund Investor Shares	3.9

Total Fund Volatility Measures
		MSCI US
	Target 2040	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.84
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.16%.

17

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Ten Years
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2040
Fund	6/7/2006 14.32%	9.43%	2.09%	3.60%	5.69%

See Financial Highlights for dividend and capital gains information.

18

Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (51.9%)
Vanguard Total Stock Market Index Fund Investor Shares	174,848,268	10,323,042

International Stock Fund (34.9%)
Vanguard Total International Stock Index Fund Investor Shares	436,304,905	6,945,974

U.S. Bond Fund (9.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	170,909,208	1,818,474

International Bond Fund (3.9%)
Vanguard Total International Bond Index Fund Investor Shares	70,765,034	764,970
Total Investment Companies (Cost $14,813,896)		19,852,460
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $6,923)	69,222	6,923
Total Investments (99.9%) (Cost $14,820,819)		19,859,383
Other Assets and Liabilities (0.1%)
Other Assets		110,890
Liabilities		(95,472)
		15,418
Net Assets (100%)
Applicable to 620,467,769 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		19,874,801
Net Asset Value Per Share		$32.03

19

Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	19,859,383
Receivables for Investment Securities Sold	39,429
Receivables for Accrued Income	4,271
Receivables for Capital Shares Issued	67,190
Total Assets	19,970,273
Liabilities
Payables for Investment Securities Purchased	36,070
Payables for Capital Shares Redeemed	59,402
Total Liabilities	95,472
Net Assets	19,874,801

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	14,760,349
Undistributed Net Investment Income	75,248
Accumulated Net Realized Gains	640
Unrealized Appreciation (Depreciation)	5,038,564
Net Assets	19,874,801

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	199,660
Net Investment Income—Note B	199,660
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,618
Affiliated Investment Securities Sold	9,064
Realized Net Gain (Loss)	10,682
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,097,958
Net Increase (Decrease) in Net Assets Resulting from Operations	1,308,300

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	199,660	358,638
Realized Net Gain (Loss)	10,682	134,456
Change in Unrealized Appreciation (Depreciation)	1,097,958	1,383,092
Net Increase (Decrease) in Net Assets Resulting from Operations	1,308,300	1,876,186
Distributions
Net Investment Income	(349,771)	(329,503)
Realized Capital Gain[1]	(72,933)	(125,908)
Total Distributions	(422,704)	(455,411)
Capital Share Transactions
Issued	3,141,373	4,604,224
Issued in Lieu of Cash Distributions	415,990	446,191
Redeemed	(1,939,229)	(4,824,349)
Net Increase (Decrease) from Capital Share Transactions	1,618,134	226,066
Total Increase (Decrease)	2,503,730	1,646,841
Net Assets
Beginning of Period	17,371,071	15,724,230
End of Period[2]	19,874,801	17,371,071
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $10,861,000 and $24,110,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $75,248,000 and $225,359,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2040 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.59	$28.09	$29.66	$26.80	$23.26	$19.26
Investment Operations
Net Investment Income	. 323	. 660	. 648.593		.546	.559
Capital Gain Distributions Received	.003	.003	.007	.001	.012	.022
Net Realized and Unrealized Gain (Loss)
on Investments	1.838	2.687	(1.634)	2.773	3.485	3.872
Total from Investment Operations	2.164	3.350	(.979)	3.367	4.043	4.453
Distributions
Dividends from Net Investment Income	(. 599)	(. 615)	(. 574)	(. 500)	(. 496)	(. 444)
Distributions from Realized Capital Gains	(.125)	(. 235)	(. 017)	(. 007)	(. 007)	(. 009)
Total Distributions	(.724)	(. 850)	(. 591)	(. 507)	(. 503)	(. 453)
Net Asset Value, End of Period	$32.03	$30.59	$28.09	$29.66	$26.80	$23.26

Total Return[1]	7.22%	12.11%	-3.43%	12.66%	17.75%	24.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,875	$17,371	$15,724	$15,912	$12,013	$7,982
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.23%	2.09%	2.18%	2.36%	2.69%
Portfolio Turnover Rate	8%	16%	21%	6%	9%	3%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

24

Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $14,820,819,000. Net unrealized appreciation of investment securities for tax purposes was $5,038,564,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	101,463	159,514
Issued in Lieu of Cash Distributions	13,784	15,461
Redeemed	(62,717)	(166,772)
Net Increase (Decrease) in Shares Outstanding	52,530	8,203

25

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	12,522	NA1	NA1	20	—	6,923
Vanguard Total Bond Market II
Index Fund	1,507,016	593,035	227,595	18,824	1,618	1,818,474
Vanguard Total International
Bond Index Fund	592,479	192,218	—	7,907	—	764,970
Vanguard Total International
Stock Index Fund	6,091,376	592,455	89,324	73,343	—	6,945,974
Vanguard Total Stock Market
Index Fund	9,176,256	706,438	388,916	99,566	—	10,323,042
Total	17,379,649	2,084,146	705,835	199,660	1,618	19,859,383
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

26

Target Retirement 2045 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTIVX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.7%
Vanguard Total International Stock Index
Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2045	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.85
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.16%.

27

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Ten Years
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2045
Fund	10/27/2003 14.71%	9.50%	2.21%	3.49%	5.70%

See Financial Highlights for dividend and capital gains information.

28

Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.7%)
Vanguard Total Stock Market Index Fund Investor Shares	164,520,462	9,713,288

International Stock Fund (36.2%)
Vanguard Total International Stock Index Fund Investor Shares	411,560,294	6,552,040

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	120,260,463	1,279,571

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	50,073,402	541,294
Total Investment Companies (Cost $13,236,212)		18,086,193
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $8,373)	83,711	8,373
Total Investments (100.0%) (Cost $13,244,585)		18,094,566
Other Assets and Liabilities (0.0%)
Other Assets		55,878
Liabilities		(57,487)
		(1,609)
Net Assets (100%)
Applicable to 901,820,706 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,092,957
Net Asset Value Per Share		$20.06

29

Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	18,094,566
Receivables for Investment Securities Sold	14,000
Receivables for Accrued Income	3,086
Receivables for Capital Shares Issued	38,792
Total Assets	18,150,444
Liabilities
Payables for Investment Securities Purchased	19,417
Payables for Capital Shares Redeemed	38,070
Total Liabilities	57,487
Net Assets	18,092,957

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	13,172,037
Undistributed Net Investment Income	67,949
Accumulated Net Realized Gains	2,990
Unrealized Appreciation (Depreciation)	4,849,981
Net Assets	18,092,957

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	183,095
Net Investment Income—Note B	183,095
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,218
Affiliated Investment Securities Sold	9,227
Realized Net Gain (Loss)	10,445
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,047,624
Net Increase (Decrease) in Net Assets Resulting from Operations	1,241,164

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	183,095	330,513
Realized Net Gain (Loss)	10,445	137,100
Change in Unrealized Appreciation (Depreciation)	1,047,624	1,271,291
Net Increase (Decrease) in Net Assets Resulting from Operations	1,241,164	1,738,904
Distributions
Net Investment Income	(323,102)	(302,945)
Realized Capital Gain[1]	(79,182)	(156,182)
Total Distributions	(402,284)	(459,127)
Capital Share Transactions
Issued	2,629,648	3,900,183
Issued in Lieu of Cash Distributions	397,131	451,577
Redeemed	(1,759,299)	(3,927,553)
Net Increase (Decrease) from Capital Share Transactions	1,267,480	424,207
Total Increase (Decrease)	2,106,360	1,703,984
Net Assets
Beginning of Period	15,986,597	14,282,613
End of Period[2]	18,092,957	15,986,597

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $6,807,000 and $14,912,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $67,949,000 and $207,956,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2045 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.12	$17.60	$18.61	$16.82	$14.61	$12.10
Investment Operations
Net Investment Income	.201	.411	.406	.376	.350	.354
Capital Gain Distributions Received	.001	.002	.004	.001	.008	.014
Net Realized and Unrealized Gain (Loss)
on Investments	1.205	1.692	(1.034)	1.747	2.173	2.433
Total from Investment Operations	1.407	2.105	(.624)	2.124	2.531	2.801
Distributions
Dividends from Net Investment Income	(. 375)	(. 386)	(. 383)	(. 334)	(. 316)	(. 286)
Distributions from Realized Capital Gains	(. 092)	(.199)	(. 003)	—	(. 005)	(. 005)
Total Distributions	(. 467)	(. 585)	(. 386)	(. 334)	(. 321)	(. 291)
Net Asset Value, End of Period	$20.06	$19.12	$17.60	$18.61	$16.82	$14.61

Total Return[1]	7.51%	12.16%	-3.49%	12.73%	17.70%	23.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $18,093		$15,987	$14,283	$14,491	$11,441	$8,163
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.43%	2.10%	2.17%	2.36%	2.70%
Portfolio Turnover Rate	8%	13%	20%	7%	10%	7%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

34

Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $13,244,584,000. Net unrealized appreciation of investment securities for tax purposes was $4,849,981,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	135,812	216,385
Issued in Lieu of Cash Distributions	21,034	25,032
Redeemed	(91,057)	(216,842)
Net Increase (Decrease) in Shares Outstanding	65,789	24,575

35

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	5,775	NA1	NA1	16	—	8,373
Vanguard Total Bond Market II
Index Fund	1,130,351	358,740	168,456	13,852	1,218	1,279,571
Vanguard Total International
Bond Index Fund	458,181	98,207	—	5,946	—	541,294
Vanguard Total International
Stock Index Fund	5,745,381	614,648	137,726	69,275	—	6,552,040
Vanguard Total Stock Market
Index Fund	8,646,434	672,792	389,210	94,006	—	9,713,288
Total	15,986,122	1,744,387	695,392	183,095	1,218	18,094,566
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

36

Target Retirement 2050 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VFIFX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2050	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.85
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.16%.

37

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Ten Years
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2050
Fund	6/7/2006 14.70%	9.50%	2.08%	3.63%	5.71%

See Financial Highlights for dividend and capital gains information.

38

Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	105,358,365	6,220,358

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	260,064,248	4,140,223

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	76,416,041	813,067

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	31,731,520	343,018
Total Investment Companies (Cost $8,979,724)		11,516,666
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $6,399)	63,982	6,399
Total Investments (100.0%) (Cost $8,986,123)		11,523,065
Other Assets and Liabilities (0.0%)
Other Assets		51,089
Liabilities		(46,707)
		4,382
Net Assets (100%)
Applicable to 357,181,915 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,527,447
Net Asset Value Per Share		$32.27

39

Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	11,523,065
Receivables for Investment Securities Sold	8,038
Receivables for Accrued Income	1,952
Receivables for Capital Shares Issued	41,099
Total Assets	11,574,154
Liabilities
Payables for Investment Securities Purchased	15,114
Payables for Capital Shares Redeemed	31,593
Total Liabilities	46,707
Net Assets	11,527,447

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	8,947,412
Undistributed Net Investment Income	43,006
Accumulated Net Realized Gains	87
Unrealized Appreciation (Depreciation)	2,536,942
Net Assets	11,527,447

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	113,229
Net Investment Income—Note B	113,229
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	751
Affiliated Investment Securities Sold	4,905
Realized Net Gain (Loss)	5,656
Change in Unrealized Appreciation (Depreciation) of Investment Securities	653,494
Net Increase (Decrease) in Net Assets Resulting from Operations	772,379

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,229	191,973
Realized Net Gain (Loss)	5,656	25,508
Change in Unrealized Appreciation (Depreciation)	653,494	795,513
Net Increase (Decrease) in Net Assets Resulting from Operations	772,379	1,012,994
Distributions
Net Investment Income	(193,374)	(163,313)
Realized Capital Gain[1]	(11,266)	(24,567)
Total Distributions	(204,640)	(187,880)
Capital Share Transactions
Issued	2,144,876	3,089,676
Issued in Lieu of Cash Distributions	201,511	184,437
Redeemed	(1,020,474)	(2,358,228)
Net Increase (Decrease) from Capital Share Transactions	1,325,913	915,885
Total Increase (Decrease)	1,893,652	1,740,999
Net Assets
Beginning of Period	9,633,795	7,892,796
End of Period[2]	11,527,447	9,633,795
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $2,504,000 and $12,842,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $43,006,000 and $123,151,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2050 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.63	$27.95	$29.53	$26.69	$23.16	$19.17
Investment Operations
Net Investment Income	. 315	. 636	. 623.586		.539	.549
Capital Gain Distributions Received	.002	.003	.006	.001	.012	.022
Net Realized and Unrealized Gain (Loss)
on Investments	1.944	2.714	(1.609)	2.771	3.473	3.866
Total from Investment Operations	2.261	3.353	(.980)	3.358	4.024	4.437
Distributions
Dividends from Net Investment Income	(. 587)	(. 585)	(. 596)	(. 518)	(. 487)	(. 439)
Distributions from Realized Capital Gains	(. 034)	(. 088)	(. 004)	—	(. 007)	(. 008)
Total Distributions	(. 621)	(. 673)	(. 600)	(. 518)	(. 494)	(. 447)
Net Asset Value, End of Period	$32.27	$30.63	$27.95	$29.53	$26.69	$23.16

Total Return[1]	7.51%	12.14%	-3.46%	12.69%	17.74%	23.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,527	$9,634	$7,893	$7,389	$5,355	$3,467
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.24%	2.11%	2.19%	2.36%	2.70%
Portfolio Turnover Rate	5%	12%	18%	7%	9%	4%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

44

Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $8,986,123,000. Net unrealized appreciation of investment securities for tax purposes was $2,536,942,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	68,889	107,122
Issued in Lieu of Cash Distributions	6,635	6,382
Redeemed	(32,824)	(81,445)
Net Increase (Decrease) in Shares Outstanding	42,700	32,059

45

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,485	NA1	NA1	15	—	6,399
Vanguard Total Bond Market II
Index Fund	683,264	244,238	89,639	8,564	751	813,067
Vanguard Total International
Bond Index Fund	274,376	77,713	—	3,618	—	343,018
Vanguard Total International
Stock Index Fund	3,464,877	506,176	39,912	42,817	—	4,140,223
Vanguard Total Stock Market
Index Fund	5,211,104	676,308	150,238	58,215	—	6,220,358
Total	9,641,106	1,504,435	279,789	113,229	751	11,523,065
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

46

Target Retirement 2055 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VFFVX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2055	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.85
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.16%.

47

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 18, 2010, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Since Inception
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2055
Fund	8/18/2010 14.70%	9.47%	1.91%	8.86%	10.77%

See Financial Highlights for dividend and capital gains information.

48

Target Retirement 2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	41,039,872	2,422,994

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	100,574,825	1,601,151

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	29,636,563	315,333

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	12,326,132	133,246
Total Investment Companies (Cost $3,901,676)		4,472,724
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $2,483)	24,826	2,483
Total Investments (99.9%) (Cost $3,904,159)		4,475,207
Other Assets and Liabilities (0.1%)
Other Assets		23,459
Liabilities		(19,801)
		3,658
Net Assets (100%)
Applicable to 128,176,627 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,478,865
Net Asset Value Per Share		$34.94

49

Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	4,475,207
Receivables for Investment Securities Sold	4,700
Receivables for Accrued Income	754
Receivables for Capital Shares Issued	18,005
Total Assets	4,498,666
Liabilities
Payables for Investment Securities Purchased	11,924
Payables for Capital Shares Redeemed	7,877
Total Liabilities	19,801
Net Assets	4,478,865

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,893,532
Undistributed Net Investment Income	16,645
Accumulated Net Realized Losses	(2,360)
Unrealized Appreciation (Depreciation)	571,048
Net Assets	4,478,865

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2055 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	42,340
Net Investment Income—Note B	42,340
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	278
Affiliated Investment Securities Sold	(408)
Realized Net Gain (Loss)	(130)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	247,906
Net Increase (Decrease) in Net Assets Resulting from Operations	290,116

See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,340	62,698
Realized Net Gain (Loss)	(130)	5,634
Change in Unrealized Appreciation (Depreciation)	247,906	262,818
Net Increase (Decrease) in Net Assets Resulting from Operations	290,116	331,150
Distributions
Net Investment Income	(73,319)	(46,523)
Realized Capital Gain[1]	(224)	(1,255)
Total Distributions	(73,543)	(47,778)
Capital Share Transactions
Issued	1,160,436	1,535,226
Issued in Lieu of Cash Distributions	72,303	46,827
Redeemed	(369,447)	(745,024)
Net Increase (Decrease) from Capital Share Transactions	863,292	837,029
Total Increase (Decrease)	1,079,865	1,120,401
Net Assets
Beginning of Period	3,399,000	2,278,599
End of Period[2]	4,478,865	3,399,000

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $224,000 and $78,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,645,000 and $47,624,000

See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2055 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.15	$30.14	$31.80	$28.67	$24.81	$20.45
Investment Operations
Net Investment Income	. 370[1]	.642	.631	. 577	.641[1]	.540
Capital Gain Distributions Received	.002[1]	.003	.005	.001	.011[1]	.022
Net Realized and Unrealized Gain (Loss)
on Investments	2.074	2.974	(1.736)	3.033	3.668	4.202
Total from Investment Operations	2.446	3.619	(1.100)	3.611	4.320	4.764
Distributions
Dividends from Net Investment Income	(. 654)	(. 593)	(. 554)	(. 477)	(. 447)	(. 391)
Distributions from Realized Capital Gains	(. 002)	(. 016)	(. 006)	(. 004)	(. 013)	(. 013)
Total Distributions	(. 656)	(. 609)	(. 560)	(. 481)	(. 460)	(. 404)
Net Asset Value, End of Period	$34.94	$33.15	$30.14	$31.80	$28.67	$24.81

Total Return[2]	7.50%	12.13%	-3.58%	12.69%	17.73%	23.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,479	$3,399	$2,279	$1,670	$915	$381
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.27%	2.17%	2.22%	2.39%	2.76%
Portfolio Turnover Rate	3%	8%	18%	7%	9%	3%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

54

Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $3,904,159,000. Net unrealized appreciation of investment securities for tax purposes was $571,048,000, consisting of unrealized gains of $574,237,000 on securities that had risen in value since their purchase and $3,189,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	34,430	49,206
Issued in Lieu of Cash Distributions	2,199	1,497
Redeemed	(10,977)	(23,777)
Net Increase (Decrease) in Shares Outstanding	25,652	26,926

55

Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	4,193	NA1	NA1	13	—	2,483
Vanguard Total Bond Market II
Index Fund	245,049	114,986	35,820	3,183	278	315,333
Vanguard Total International
Bond Index Fund	95,263	41,196	—	1,334	—	133,246
Vanguard Total International
Stock Index Fund	1,221,202	307,233	7,936	15,942	—	1,601,151
Vanguard Total Stock Market
Index Fund	1,837,903	421,474	15,324	21,868	—	2,422,994
Total	3,403,610	884,889	59,080	42,340	278	4,475,207
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

56

Target Retirement 2060 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTTSX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.2%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2060	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.98	0.85
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.16%.

57

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 19, 2012, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

			Since Inception
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2060
Fund	1/19/2012 14.67%	9.53%	1.73%	8.72%	10.45%

See Financial Highlights for dividend and capital gains information.

58

Target Retirement 2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	14,377,138	848,826

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	35,261,661	561,366

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	10,357,561	110,205

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	4,337,319	46,886
Total Investment Companies (Cost $1,401,775)		1,567,283
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $1,342)	13,418	1,342
Total Investments (99.9%) (Cost $1,403,117)		1,568,625
Other Assets and Liabilities (0.1%)
Other Assets		7,669
Liabilities		(6,765)
		904
Net Assets (100%)
Applicable to 50,901,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,569,529
Net Asset Value Per Share		$30.83

59

Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	1,568,625
Receivables for Investment Securities Sold	1,900
Receivables for Accrued Income	263
Receivables for Capital Shares Issued	5,506
Total Assets	1,576,294
Liabilities
Payables for Investment Securities Purchased	5,366
Payables for Capital Shares Redeemed	1,399
Total Liabilities	6,765
Net Assets	1,569,529

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,398,618
Undistributed Net Investment Income	5,787
Accumulated Net Realized Losses	(384)
Unrealized Appreciation (Depreciation)	165,508
Net Assets	1,569,529

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

60

Target Retirement 2060 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	14,469
Net Investment Income—Note B	14,469
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	95
Affiliated Investment Securities Sold	(165)
Realized Net Gain (Loss)	(70)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	84,952
Net Increase (Decrease) in Net Assets Resulting from Operations	99,351

See accompanying Notes, which are an integral part of the Financial Statements.

61

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,469	20,971
Realized Net Gain (Loss)	(70)	893
Change in Unrealized Appreciation (Depreciation)	84,952	88,315
Net Increase (Decrease) in Net Assets Resulting from Operations	99,351	110,179
Distributions
Net Investment Income	(24,622)	(14,861)
Realized Capital Gain[1]	(77)	(591)
Total Distributions	(24,699)	(15,452)
Capital Share Transactions
Issued	470,340	553,901
Issued in Lieu of Cash Distributions	24,165	15,145
Redeemed	(142,569)	(254,153)
Net Increase (Decrease) from Capital Share Transactions	351,936	314,893
Total Increase (Decrease)	426,588	409,620
Net Assets
Beginning of Period	1,142,941	733,321
End of Period[2]	1,569,529	1,142,941

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $77,000 and $325,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,787,000 and $15,940,000.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2060 Fund

Financial Highlights

Six Months						Jan. 19,
	Ended					2012[1] to
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$29.25	$26.58	$28.03	$25.21	$21.74	$20.00
Investment Operations
Net Investment Income	. 327 [2]	. 555	. 540	.615[2]	.581[2]	.218
Capital Gain Distributions Received	.002 [2]	.003	.004	.001[2]	.007 [2]	.002
Net Realized and Unrealized Gain (Loss)
on Investments	1.827	2.635	(1.523)	2.572	3.203	1.520
Total from Investment Operations	2.156	3.193	(.979)	3.188	3.791	1.740
Distributions
Dividends from Net Investment Income	(. 574)	(. 503)	(. 464)	(. 367)	(. 315)	—
Distributions from Realized Capital Gains	(. 002)	(. 020)	(. 007)	(. 001)	(. 006)	—
Total Distributions	(. 576)	(. 523)	(. 471)	(. 368)	(. 321)	—
Net Asset Value, End of Period	$30.83	$29.25	$26.58	$28.03	$25.21	$21.74

Total Return[3]	7.49%	12.13%	-3.61%	12.72%	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,570	$1,143	$733	$485	$217	$33
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.28%	2.19%	2.25%	2.45%	2.99%[4]
Portfolio Turnover Rate	3%	6%	21%	11%	10%	40%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

64

Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $1,403,117,000. Net unrealized appreciation of investment securities for tax purposes was $165,508,000, consisting of unrealized gains of $166,583,000 on securities that had risen in value since their purchase and $1,075,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	15,798	20,147
Issued in Lieu of Cash Distributions	833	549
Redeemed	(4,801)	(9,210)
Net Increase (Decrease) in Shares Outstanding	11,830	11,486

65

Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	893	NA1	NA1	5	—	1,342
Vanguard Total Bond Market II
Index Fund	82,405	43,224	12,467	1,088	95	110,205
Vanguard Total International
Bond Index Fund	32,213	15,750	—	446	—	46,886
Vanguard Total International
Stock Index Fund	411,442	124,068	2,209	5,429	—	561,366
Vanguard Total Stock Market
Index Fund	617,141	178,053	7,124	7,501	—	848,826
Total	1,144,094	361,095	21,800	14,469	95	1,568,625
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

66

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

67

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,063.51	$0.77
Target Retirement 2040 Fund	$1,000.00	$1,072.19	$0.83
Target Retirement 2045 Fund	$1,000.00	$1,075.11	$0.83
Target Retirement 2050 Fund	$1,000.00	$1,075.09	$0.83
Target Retirement 2055 Fund	$1,000.00	$1,075.03	$0.83
Target Retirement 2060 Fund	$1,000.00	$1,074.94	$0.83
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.18	$0.76
Target Retirement 2040 Fund	$1,000.00	$1,024.13	$0.81
Target Retirement 2045 Fund	$1,000.00	$1,024.07	$0.81
Target Retirement 2050 Fund	$1,000.00	$1,024.07	$0.81
Target Retirement 2055 Fund	$1,000.00	$1,024.07	$0.81
Target Retirement 2060 Fund	$1,000.00	$1,024.07	$0.81

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.15%, 0.16%, 0.16%, 0.16%, 0.16%, and 0.16%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

68

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

69

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangements with the Target Retirement Funds and their underlying funds ensure that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

70

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

71

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

72

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

73

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082B 052017

Semiannual Report | March 31, 2017

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement Income Fund

Vanguard Institutional Target Retirement 2010 Fund

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Target Retirement Income Fund.	7
Institutional Target Retirement 2010 Fund.	17
Institutional Target Retirement 2015 Fund.	27
Institutional Target Retirement 2020 Fund.	37
Institutional Target Retirement 2025 Fund.	47
Institutional Target Retirement 2030 Fund.	57
About Your Fund’s Expenses.	67
Trustees Approve Advisory Arrangements.	69
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, returns for the six Vanguard Institutional Target Retirement Funds covered in this report ranged from 1.44% for the Institutional Target Retirement Income Fund to 5.55% for the Institutional Target Retirement 2030 Fund. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund’s return was in line with its composite benchmark after expenses. Three funds surpassed the average return of their peers.

• Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

• The 2010 Fund has been closed to new investors effective January 5, 2017. In the third quarter, the 2010 Fund is scheduled to merge with the Target Retirement Fund, as their asset allocations have become identical.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Institutional Target Retirement Income Fund	1.44%
Target Income Composite Index	1.49
Mixed-Asset Target Today Funds Average	1.86
For a benchmark description, see the Glossary.
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2010 Fund	1.52%
Target 2010 Composite Index	1.58
Mixed-Asset Target 2010 Funds Average	2.50
For a benchmark description, see the Glossary.
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2015 Fund	2.88%
Target 2015 Composite Index	2.96
Mixed-Asset Target 2015 Funds Average	2.93
For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard Institutional Target Retirement 2020 Fund	3.93%
Target 2020 Composite Index	3.99
Mixed-Asset Target 2020 Funds Average	3.04
For a benchmark description, see the Glossary.
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2025 Fund	4.78%
Target 2025 Composite Index	4.84
Mixed-Asset Target 2025 Funds Average	4.14
For a benchmark description, see the Glossary.
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2030 Fund	5.55%
Target 2030 Composite Index	5.67
Mixed-Asset Target 2030 Funds Average	5.02
For a benchmark description, see the Glossary.
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

Source: Vanguard.

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

Institutional Target Retirement Income Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VITRX
30-Day SEC Yield	1.85%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.3%
Vanguard Total Stock Market Index Fund
Institutional Shares	18.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	16.8
Vanguard Total International Bond Index
Fund Admiral Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	12.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement Income Fund	6/26/2015	5.48%	1.78%	1.89%	3.67%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	7,322,903	432,564

International Stock Fund (12.0%)
Vanguard Total International Stock Index Fund Investor Shares	18,192,968	289,632

U.S. Bond Funds (54.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	84,432,966	898,367
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	16,263,955	403,509
		1,301,876
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Admiral Shares	17,744,533	383,459
Total Investment Companies (Cost $2,328,165)		2,407,531
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $—)	3	—
Total Investments (100.0%) (Cost $2,328,165)		2,407,531
Other Assets and Liabilities (0.0%)
Other Assets		9,493
Liabilities		(9,854)
		(361)
Net Assets (100%)
Applicable to 116,517,055 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,407,170
Net Asset Value Per Share		$20.66

Institutional Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	2,407,531
Receivables for Accrued Income	2,162
Receivables for Capital Shares Issued	7,331
Total Assets	2,417,024
Liabilities
Payables for Investment Securities Purchased	8,345
Payables for Capital Shares Redeemed	1,023
Other Liabilities	486
Total Liabilities	9,854
Net Assets	2,407,170

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,325,347
Undistributed Net Investment Income	752
Accumulated Net Realized Gains	1,705
Unrealized Appreciation (Depreciation)	79,366
Net Assets	2,407,170

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	23,645
Net Investment Income—Note B	23,645
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	844
Affiliated Investment Securities Sold	1,562
Realized Net Gain (Loss)	2,406
Change in Unrealized Appreciation (Depreciation) of Investment Securities	9,440
Net Increase (Decrease) in Net Assets Resulting from Operations	35,491

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,645	28,797
Realized Net Gain (Loss)	2,406	661
Change in Unrealized Appreciation (Depreciation)	9,440	87,221
Net Increase (Decrease) in Net Assets Resulting from Operations	35,491	116,679
Distributions
Net Investment Income	(24,391)	(27,795)
Realized Capital Gain[1]	(952)	(68)
Total Distributions	(25,343)	(27,863)
Capital Share Transactions
Issued	562,838	1,311,304
Issued in Lieu of Cash Distributions	25,135	27,701
Redeemed	(221,451)	(240,274)
Net Increase (Decrease) from Capital Share Transactions	366,522	1,098,731
Total Increase (Decrease)	376,670	1,187,547
Net Assets
Beginning of Period	2,030,500	842,953
End of Period[2]	2,407,170	2,030,500
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $688,000 and $68,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $752,000 and $1,498,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.60	$19.46	$20.00
Investment Operations
Net Investment Income	. 235	. 341	.111[2]
Capital Gain Distributions Received	.004	.010	—
Net Realized and Unrealized Gain (Loss) on Investments	.054	1.127	(.599)
Total from Investment Operations	.293	1.478	(.488)
Distributions
Dividends from Net Investment Income	(. 224)	(. 337)	(. 052)
Distributions from Realized Capital Gains	(.009)	(.001)	—
Total Distributions	(. 233)	(. 338)	(. 052)
Net Asset Value, End of Period	$20.66	$20.60	$19.46

Total Return	1.44%	7.66%	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,407	$2,031	$843
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.16%	1.83%	1.99%[3]
Portfolio Turnover Rate	11%	7%	1%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $2,328,165,000. Net unrealized appreciation of investment securities for tax purposes was $79,366,000, consisting of unrealized gains of $87,544,000 on securities that had risen in value since their purchase and $8,178,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	27,574	65,895
Issued in Lieu of Cash Distributions	1,236	1,381
Redeemed	(10,839)	(12,038)
Net Increase (Decrease) in Shares Outstanding	17,971	55,238

At March 31, 2017, one shareholder was the record of beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	2	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	338,055	71,971	5,932	2,620	—	403,509
Vanguard Total Bond Market II
Index Fund	750,039	212,438	36,666	9,582	844	898,367
Vanguard Total International
Bond Index Fund	328,408	65,986	206	4,146	—	383,459
Vanguard Total International
Stock Index Fund	242,762	46,752	14,696	2,993	—	289,632
Vanguard Total Stock Market
Index Fund	365,313	90,560	58,255	4,302	—	432,564
Total	2,024,577	487,707	115,755	23,645	844	2,407,531
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. In December 2016, the fund’s board of trustees approved a plan of reorganization of Vanguard Institutional Target Retirement 2010 Fund into Vanguard Institutional Target Retirement Income Fund. The reorganization does not require shareholder approval. Shares of Vanguard Institutional Target Retirement 2010 Fund will be exchanged for new shares of Vanguard Institutional Target Retirement Income Fund. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed in July 2017. In anticipation of the reorganization, Vanguard Institutional Target Retirement 2010 Fund has been closed to new accounts.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2010 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VIRTX
30-Day SEC Yield	1.85%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.1%
Vanguard Total Stock Market Index Fund
Institutional Shares	18.3
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	16.6
Vanguard Total International Bond Index
Fund Admiral Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	12.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

Institutional Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2010 Fund	6/26/2015	5.64%	1.43%	2.06%	3.49%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2010 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	6,272,841	370,537

International Stock Fund (12.1%)
Vanguard Total International Stock Index Fund Investor Shares	15,433,201	245,697

U.S. Bond Funds (53.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	70,697,998	752,227
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	13,543,826	336,022
		1,088,249
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Admiral Shares	14,879,545	321,547
Total Investment Companies (Cost $1,954,597)		2,026,030
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $—)	3	—
Total Investments (100.0%) (Cost $1,954,597)		2,026,030
Other Assets and Liabilities (0.0%)
Other Assets		7,000
Liabilities		(6,566)
		434
Net Assets (100%)
Applicable to 97,795,153 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,026,464
Net Asset Value Per Share		$20.72

Institutional Target Retirement 2010 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	2,026,030
Receivables for Accrued Income	1,822
Receivables for Capital Shares Issued	5,178
Total Assets	2,033,030
Liabilities
Payables for Investment Securities Purchased	4,347
Payables for Capital Shares Redeemed	1,022
Other Liabilities	1,197
Total Liabilities	6,566
Net Assets	2,026,464

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,945,939
Undistributed Net Investment Income	7,583
Accumulated Net Realized Gains	1,509
Unrealized Appreciation (Depreciation)	71,433
Net Assets	2,026,464

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	20,923
Net Investment Income—Note B	20,923
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	735
Affiliated Investment Securities Sold	1,457
Realized Net Gain (Loss)	2,192
Change in Unrealized Appreciation (Depreciation) of Investment Securities	8,263
Net Increase (Decrease) in Net Assets Resulting from Operations	31,378

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,923	26,448
Realized Net Gain (Loss)	2,192	336
Change in Unrealized Appreciation (Depreciation)	8,263	81,605
Net Increase (Decrease) in Net Assets Resulting from Operations	31,378	108,389
Distributions
Net Investment Income	(33,043)	(8,112)
Realized Capital Gain[1]	(879)	(179)
Total Distributions	(33,922)	(8,291)
Capital Share Transactions
Issued	387,368	1,160,101
Issued in Lieu of Cash Distributions	33,829	8,286
Redeemed	(230,013)	(215,491)
Net Increase (Decrease) from Capital Share Transactions	191,184	952,896
Total Increase (Decrease)	188,640	1,052,994
Net Assets
Beginning of Period	1,837,824	784,830
End of Period[2]	2,026,464	1,837,824
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $565,000 and $119,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,583,000 and $19,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.78	$19.40	$20.00
Investment Operations
Net Investment Income	. 212	. 376 [2]	.115[2]
Capital Gain Distributions Received	.007	.009 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.088	1.134	(.715)
Total from Investment Operations	.307	1.519	(.600)
Distributions
Dividends from Net Investment Income	(.357)	(.136)	—
Distributions from Realized Capital Gains	(.010)	(.003)	—
Total Distributions	(.367)	(.139)	—
Net Asset Value, End of Period	$20.72	$20.78	$19.40

Total Return	1.52%	7.87%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,026	$1,838	$785
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.16%	1.86%	2.02%[3]
Portfolio Turnover Rate	13%	8%	3%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $1,954,597,000. Net unrealized appreciation of investment securities for tax purposes was $71,433,000, consisting of unrealized gains of $79,702,000 on securities that had risen in value since their purchase and $8,269,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	18,915	58,314
Issued in Lieu of Cash Distributions	1,677	422
Redeemed	(11,224)	(10,770)
Net Increase (Decrease) in Shares Outstanding	9,368	47,966

At March 31, 2017, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	2	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	288,516	55,649	7,517	2,288	—	336,022
Vanguard Total Bond Market II
Index Fund	663,486	147,860	34,298	8,336	735	752,227
Vanguard Total International
Bond Index Fund	293,388	37,823	—	3,639	—	321,547
Vanguard Total International
Stock Index Fund	234,362	23,858	25,301	2,750	—	245,697
Vanguard Total Stock Market
Index Fund	349,764	47,211	58,491	3,908	—	370,537
Total	1,829,516	312,401	125,607	20,923	735	2,026,030
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. In December 2016, the fund’s board of trustees approved a plan of reorganization of Vanguard Institutional Target Retirement 2010 Fund into Vanguard Institutional Target Retirement Income Fund. The reorganization does not require shareholder approval. Shares of Vanguard Institutional Target Retirement 2010 Fund will be exchanged for new shares of Vanguard Institutional Target Retirement Income Fund. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed in July 2017. In anticipation of the reorganization, Vanguard Institutional Target Retirement 2010 Fund has been closed to new accounts.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2015 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VITVX
30-Day SEC Yield	1.96%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	31.6%
Vanguard Total Stock Market Index Fund
Institutional Shares	26.7
Vanguard Total International Stock Index
Fund Investor Shares	18.0
Vanguard Total International Bond Index
Fund Admiral Shares	13.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	10.3

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2015 Fund	6/26/2015	7.79%	1.55%	2.37%	3.92%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (26.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	30,908,062	1,825,739

International Stock Fund (18.0%)
Vanguard Total International Stock Index Fund Investor Shares	77,641,483	1,236,052

U.S. Bond Funds (41.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	203,035,017	2,160,293
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	28,499,258	707,067
		2,867,360
International Bond Fund (13.4%)
Vanguard Total International Bond Index Fund Admiral Shares	42,542,669	919,347
Total Investment Companies (Cost $6,516,095)		6,848,498
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $1)	8	1
Total Investments (100.0%) (Cost $6,516,096)		6,848,499
Other Assets and Liabilities (0.0%)
Other Assets		29,410
Liabilities		(27,974)
		1,436
Net Assets (100%)
Applicable to 328,844,209 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,849,935
Net Asset Value Per Share		$20.83

Institutional Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	6,848,499
Receivables for Accrued Income	5,191
Receivables for Capital Shares Issued	24,219
Total Assets	6,877,909
Liabilities
Payables for Investment Securities Purchased	24,382
Payables for Capital Shares Redeemed	2,349
Other Liabilities	1,243
Total Liabilities	27,974
Net Assets	6,849,935

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,486,744
Undistributed Net Investment Income	26,280
Accumulated Net Realized Gains	4,508
Unrealized Appreciation (Depreciation)	332,403
Net Assets	6,849,935

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	69,680
Net Investment Income—Note B	69,680
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,041
Affiliated Investment Securities Sold	4,603
Realized Net Gain (Loss)	6,644
Change in Unrealized Appreciation (Depreciation) of Investment Securities	113,726
Net Increase (Decrease) in Net Assets Resulting from Operations	190,050

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,680	97,172
Realized Net Gain (Loss)	6,644	1,159
Change in Unrealized Appreciation (Depreciation)	113,726	317,514
Net Increase (Decrease) in Net Assets Resulting from Operations	190,050	415,845
Distributions
Net Investment Income	(115,625)	(31,436)
Realized Capital Gain[1]	(3,156)	(207)
Total Distributions	(118,781)	(31,643)
Capital Share Transactions
Issued	1,178,133	3,476,404
Issued in Lieu of Cash Distributions	118,060	31,604
Redeemed	(540,274)	(659,666)
Net Increase (Decrease) from Capital Share Transactions	755,919	2,848,342
Total Increase (Decrease)	827,188	3,232,544
Net Assets
Beginning of Period	6,022,747	2,790,203
End of Period[2]	6,849,935	6,022,747
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,791,000 and $207,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $26,280,000 and $72,225,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.64	$19.06	$20.00
Investment Operations
Net Investment Income	. 213	. 345	.124 [2]
Capital Gain Distributions Received	.006	.008	—
Net Realized and Unrealized Gain (Loss) on Investments	.362	1.380	(1.064)
Total from Investment Operations	.581	1.733	(.940)
Distributions
Dividends from Net Investment Income	(.381)	(.152)	—
Distributions from Realized Capital Gains	(.010)	(.001)	—
Total Distributions	(.391)	(.153)	—
Net Asset Value, End of Period	$20.83	$20.64	$19.06

Total Return	2.88%	9.14%	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,850	$6,023	$2,790
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.19%	2.04%	2.21%[3]
Portfolio Turnover Rate	9%	10%	1%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $6,516,096,000. Net unrealized appreciation of investment securities for tax purposes was $332,403,000, consisting of unrealized gains of $352,802,000 on securities that had risen in value since their purchase and $20,399,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	57,582	177,151
Issued in Lieu of Cash Distributions	5,871	1,623
Redeemed	(26,376)	(33,396)
Net Increase (Decrease) in Shares Outstanding	37,077	145,378

At March 31, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	56	NA1	NA1	3	—	1
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	583,720	133,045	8,635	4,544	—	707,067
Vanguard Total Bond Market II
Index Fund	1,852,305	456,944	80,887	23,249	2,041	2,160,293
Vanguard Total International
Bond Index Fund	813,923	132,979	933	10,069	—	919,347
Vanguard Total International
Stock Index Fund	1,106,773	111,597	45,081	13,088	—	1,236,052
Vanguard Total Stock Market
Index Fund	1,656,707	176,250	158,538	18,727	—	1,825,739
Total	6,013,484	1,010,815	294,074	69,680	2,041	6,848,499
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2020 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VITWX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	33.2%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.7
Vanguard Total International Stock Index
Fund Investor Shares	22.7
Vanguard Total International Bond Index
Fund Admiral Shares	12.2
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	3.2

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2020 Fund	6/26/2015	9.51%	1.62%	2.76%	4.38%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (33.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	82,957,375	4,900,292

International Stock Fund (22.7%)
Vanguard Total International Stock Index Fund Investor Shares	210,236,914	3,346,972

U.S. Bond Funds (31.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	397,128,531	4,225,447
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	18,748,280	465,145
		4,690,592
International Bond Fund (12.2%)
Vanguard Total International Bond Index Fund Admiral Shares	83,061,479	1,794,959
Total Investment Companies (Cost $13,895,647)		14,732,815
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $3,944)	39,432	3,944
Total Investments (99.9%) (Cost $13,899,591)		14,736,759
Other Assets and Liabilities (0.1%)
Other Assets		84,206
Liabilities		(76,652)
		7,554
Net Assets (100%)
Applicable to 703,276,744 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,744,313
Net Asset Value Per Share		$20.97

Institutional Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	14,736,759
Receivables for Accrued Income	10,110
Receivables for Capital Shares Issued	74,096
Total Assets	14,820,965
Liabilities
Payables for Investment Securities Purchased	75,833
Payables for Capital Shares Redeemed	819
Total Liabilities	76,652
Net Assets	14,744,313

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	13,843,915
Undistributed Net Investment Income	58,994
Accumulated Net Realized Gains	4,236
Unrealized Appreciation (Depreciation)	837,168
Net Assets	14,744,313

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	145,113
Net Investment Income—Note B	145,113
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,757
Affiliated Investment Securities Sold	3,274
Realized Net Gain (Loss)	7,031
Change in Unrealized Appreciation (Depreciation) of Investment Securities	382,466
Net Increase (Decrease) in Net Assets Resulting from Operations	534,610

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	145,113	197,155
Realized Net Gain (Loss)	7,031	3,648
Change in Unrealized Appreciation (Depreciation)	382,466	650,773
Net Increase (Decrease) in Net Assets Resulting from Operations	534,610	851,576
Distributions
Net Investment Income	(237,390)	(60,615)
Realized Capital Gain[1]	(5,950)	(748)
Total Distributions	(243,340)	(61,363)
Capital Share Transactions
Issued	3,196,734	6,547,919
Issued in Lieu of Cash Distributions	241,217	61,249
Redeemed	(598,407)	(621,147)
Net Increase (Decrease) from Capital Share Transactions	2,839,544	5,988,021
Total Increase (Decrease)	3,130,814	6,778,234
Net Assets
Beginning of Period	11,613,499	4,835,265
End of Period[2]	14,744,313	11,613,499
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,279,000 and $374,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $58,994,000 and $151,271,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.58	$18.84	$20.00
Investment Operations
Net Investment Income	. 207	. 444 [2]	.138[2]
Capital Gain Distributions Received	.006	.007[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.578	1.453	(1.298)
Total from Investment Operations	.791	1.904	(1.160)
Distributions
Dividends from Net Investment Income	(.391)	(.162)	—
Distributions from Realized Capital Gains	(.010)	(.002)	—
Total Distributions	(.401)	(.164)	—
Net Asset Value, End of Period	$20.97	$20.58	$18.84

Total Return	3.93%	10.16%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,744	$11,613	$4,835
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.25%	2.48%[3]
Portfolio Turnover Rate	6%	5%	2%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $13,899,591,000. Net unrealized appreciation of investment securities for tax purposes was $837,168,000, consisting of unrealized gains of $876,716,000 on securities that had risen in value since their purchase and $39,548,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	156,138	336,206
Issued in Lieu of Cash Distributions	11,995	3,164
Redeemed	(29,205)	(31,724)
Net Increase (Decrease) in Shares Outstanding	138,928	307,646

At March 31, 2017, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2	NA1	NA1	8	—	3,944
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	259,311	206,866	1,120	2,169	—	465,145
Vanguard Total Bond Market II
Index Fund	3,278,731	1,165,510	98,775	43,216	3,757	4,225,447
Vanguard Total International
Bond Index Fund	1,427,024	415,070	—	18,285	—	1,794,959
Vanguard Total International
Stock Index Fund	2,641,993	542,972	7,537	33,313	—	3,346,972
Vanguard Total Stock Market
Index Fund	3,981,250	792,442	256,662	48,122	—	4,900,292
Total	11,588,311	3,122,860	364,094	145,113	3,757	14,736,759
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2025 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VRIVX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	38.5%
Vanguard Total International Stock Index
Fund Investor Shares	25.9
Vanguard Total Bond Market II Index Fund
Investor Shares	25.0
Vanguard Total International Bond Index
Fund Admiral Shares	10.6

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

47

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2025 Fund	6/26/2015	10.79%	1.64%	2.95%	4.59%

See Financial Highlights for dividend and capital gains information.

48

Institutional Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (38.4%)
Vanguard Total Stock Market Index Fund Institutional Shares	115,336,894	6,812,950

International Stock Fund (25.9%)
Vanguard Total International Stock Index Fund Investor Shares	288,473,532	4,592,499

U.S. Bond Fund (25.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	416,076,836	4,427,057

International Bond Fund (10.6%)
Vanguard Total International Bond Index Fund Admiral Shares	86,954,090	1,879,078
Total Investment Companies (Cost $16,589,607)		17,711,584
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $5,764)	57,628	5,764
Total Investments (99.9%) (Cost $16,595,371)		17,717,348
Other Assets and Liabilities (0.1%)
Other Assets		128,208
Liabilities		(114,090)
		14,118
Net Assets (100%)
Applicable to 842,865,958 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,731,466
Net Asset Value Per Share		$21.04

49

Institutional Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	17,717,348
Receivables for Investment Securities Sold	15,055
Receivables for Accrued Income	10,492
Receivables for Capital Shares Issued	102,661
Total Assets	17,845,556
Liabilities
Payables for Investment Securities Purchased	112,992
Payables for Capital Shares Redeemed	1,098
Total Liabilities	114,090
Net Assets	17,731,466

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	16,534,990
Undistributed Net Investment Income	71,714
Accumulated Net Realized Gains	2,785
Unrealized Appreciation (Depreciation)	1,121,977
Net Assets	17,731,466

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

50

Institutional Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	173,743
Net Investment Income—Note B	173,743
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,810
Affiliated Investment Securities Sold	1,754
Realized Net Gain (Loss)	5,564
Change in Unrealized Appreciation (Depreciation) of Investment Securities	581,680
Net Increase (Decrease) in Net Assets Resulting from Operations	760,987

See accompanying Notes, which are an integral part of the Financial Statements.

51

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	173,743	230,756
Realized Net Gain (Loss)	5,564	3,521
Change in Unrealized Appreciation (Depreciation)	581,680	798,617
Net Increase (Decrease) in Net Assets Resulting from Operations	760,987	1,032,894
Distributions
Net Investment Income	(282,158)	(69,282)
Realized Capital Gain[1]	(5,974)	(420)
Total Distributions	(288,132)	(69,702)
Capital Share Transactions
Issued	3,813,773	7,657,545
Issued in Lieu of Cash Distributions	284,805	69,540
Redeemed	(466,383)	(426,094)
Net Increase (Decrease) from Capital Share Transactions	3,632,195	7,300,991
Total Increase (Decrease)	4,105,050	8,264,183
Net Assets
Beginning of Period	13,626,416	5,362,233
End of Period[2]	17,731,466	13,626,416
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,311,000 and $420,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $71,714,000 and $180,129,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Institutional Target Retirement 2025 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.48	$18.65	$20.00
Investment Operations
Net Investment Income	. 206	. 452 [2]	.140[2]
Capital Gain Distributions Received	.005	.006[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.749	1.538	(1.490)
Total from Investment Operations	.960	1.996	(1.350)
Distributions
Dividends from Net Investment Income	(.392)	(.165)	—
Distributions from Realized Capital Gains	(.008)	(.001)	—
Total Distributions	(.400)	(.166)	—
Net Asset Value, End of Period	$21.04	$20.48	$18.65

Total Return	4.78%	10.76%	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,731	$13,626	$5,362
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.30%	2.52%[3]
Portfolio Turnover Rate	5%	4%	1%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

54

Institutional Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $16,595,371,000. Net unrealized appreciation of investment securities for tax purposes was $1,121,977,000, consisting of unrealized gains of $1,164,058,000 on securities that had risen in value since their purchase and $42,081,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	186,179	396,056
Issued in Lieu of Cash Distributions	14,184	3,609
Redeemed	(22,765)	(21,891)
Net Increase (Decrease) in Shares Outstanding	177,598	377,774

At March 31, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

55

Institutional Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,049	NA1	NA1	19	—	5,764
Vanguard Total Bond Market II
Index Fund	3,312,072	1,381,292	145,761	44,206	3,810	4,427,057
Vanguard Total International
Bond Index Fund	1,434,178	491,927	—	18,516	—	1,879,078
Vanguard Total International
Stock Index Fund	3,542,135	818,554	—	45,235	—	4,592,499
Vanguard Total Stock Market
Index Fund	5,299,479	1,202,872	208,598	65,767	—	6,812,950
Total	13,590,913	3,894,645	354,359	173,743	3,810	17,717,348
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

56

Institutional Target Retirement 2030 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTTWX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	43.0%
Vanguard Total International Stock Index
Fund Investor Shares	28.9
Vanguard Total Bond Market II Index Fund
Investor Shares	19.7
Vanguard Total International Bond Index
Fund Admiral Shares	8.4

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

57

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2030 Fund	6/26/2015	11.93%	1.65%	3.02%	4.67%

See Financial Highlights for dividend and capital gains information.

58

Institutional Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (43.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	111,036,358	6,558,918

International Stock Fund (28.9%)
Vanguard Total International Stock Index Fund Investor Shares	277,624,532	4,419,783

U.S. Bond Fund (19.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	283,304,165	3,014,356

International Bond Fund (8.4%)
Vanguard Total International Bond Index Fund Admiral Shares	59,032,951	1,275,702
Total Investment Companies (Cost $14,184,421)		15,268,759
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $2,744)	27,433	2,744
Total Investments (100.0%) (Cost $14,187,165)		15,271,503

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets		110,111
Liabilities		(103,546)
		6,565
Net Assets (100%)
Applicable to 725,052,423 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		15,278,068
Net Asset Value Per Share		$21.07

59

Institutional Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	15,271,503
Receivables for Investment Securities Sold	17,152
Receivables for Accrued Income	7,113
Receivables for Capital Shares Issued	85,846
Total Assets	15,381,614
Liabilities
Payables for Investment Securities Purchased	101,613
Payables for Capital Shares Redeemed	1,933
Total Liabilities	103,546
Net Assets	15,278,068

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	14,132,109
Undistributed Net Investment Income	60,653
Accumulated Net Realized Gains	968
Unrealized Appreciation (Depreciation)	1,084,338
Net Assets	15,278,068

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

60

Institutional Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	148,083
Net Investment Income—Note B	148,083
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,551
Affiliated Investment Securities Sold	342
Realized Net Gain (Loss)	2,893
Change in Unrealized Appreciation (Depreciation) of Investment Securities	606,281
Net Increase (Decrease) in Net Assets Resulting from Operations	757,257

See accompanying Notes, which are an integral part of the Financial Statements.

61

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	148,083	197,264
Realized Net Gain (Loss)	2,893	2,058
Change in Unrealized Appreciation (Depreciation)	606,281	706,266
Net Increase (Decrease) in Net Assets Resulting from Operations	757,257	905,588
Distributions
Net Investment Income	(241,723)	(58,300)
Realized Capital Gain[1]	(3,875)	(358)
Total Distributions	(245,598)	(58,658)
Capital Share Transactions
Issued	3,531,784	6,510,570
Issued in Lieu of Cash Distributions	243,168	58,472
Redeemed	(494,309)	(361,459)
Net Increase (Decrease) from Capital Share Transactions	3,280,643	6,207,583
Total Increase (Decrease)	3,792,302	7,054,513
Net Assets
Beginning of Period	11,485,766	4,431,253
End of Period[2]	15,278,068	11,485,766
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $2,153,000 and $358,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $60,653,000 and $154,293,000.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Institutional Target Retirement 2030 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.36	$18.45	$20.00
Investment Operations
Net Investment Income	. 204	. 455 [2]	.145[2]
Capital Gain Distributions Received	.004	.004[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.901	1.615	(1.695)
Total from Investment Operations	1.109	2.074	(1.550)
Distributions
Dividends from Net Investment Income	(.393)	(.163)	—
Distributions from Realized Capital Gains	(.006)	(.001)	—
Total Distributions	(.399)	(.164)	—
Net Asset Value, End of Period	$21.07	$20.36	$18.45

Total Return	5.55%	11.30%	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,278	$11,486	$4,431
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.34%	2.64%[3]
Portfolio Turnover Rate	5%	3%	1%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

64

Institutional Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $14,187,165,000. Net unrealized appreciation of investment securities for tax purposes was $1,084,338,000, consisting of unrealized gains of $1,112,020,000 on securities that had risen in value since their purchase and $27,682,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	172,832	339,804
Issued in Lieu of Cash Distributions	12,146	3,052
Redeemed	(24,195)	(18,710)
Net Increase (Decrease) in Shares Outstanding	160,783	324,146

At March 31, 2017, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3	NA1	NA1	14	—	2,744
Vanguard Total Bond Market II
Index Fund	2,179,713	1,046,958	132,781	29,662	2,551	3,014,356
Vanguard Total International
Bond Index Fund	947,145	359,817	—	12,386	—	1,275,702
Vanguard Total International
Stock Index Fund	3,333,395	873,697	11,036	43,173	—	4,419,783
Vanguard Total Stock Market
Index Fund	4,983,834	1,286,488	205,094	62,848	—	6,558,918
Total	11,444,090	3,566,960	348,911	148,083	2,551	15,271,503
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,014.44	$0.45
Institutional Target Retirement 2010 Fund	$1,000.00	$1,015.23	$0.45
Institutional Target Retirement 2015 Fund	$1,000.00	$1,028.85	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,039.26	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,047.82	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,055.51	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2010 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.48	$0.45

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (182/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of each fund since its inception in 2015, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

69

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangements with the Institutional Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6732 052017

Semiannual Report | March 31, 2017

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Target Retirement 2035 Fund.	7
Institutional Target Retirement 2040 Fund.	17
Institutional Target Retirement 2045 Fund.	27
Institutional Target Retirement 2050 Fund.	37
Institutional Target Retirement 2055 Fund.	47
Institutional Target Retirement 2060 Fund.	57
About Your Fund’s Expenses.	67
Trustees Approve Advisory Arrangement.	69
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, U.S. stock markets returned about 10% and international stock markets returned nearly 7%.

• U.S. bonds returned about –2%. International bonds also returned about –2% for U.S.-based investors.

• The six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 6.43% for the Institutional Target Retirement 2035 Fund to 7.58% for the Institutional Target Retirement 2055 Fund. (Funds with retirement dates of 2010 through 2030, as well as the Institutional Target Retirement Income Fund, are covered in a separate report.)

• Each fund generated returns that were in line with those of its composite benchmark after expenses and surpassed the average return of its peers.

• Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Institutional Target Retirement 2035 Fund	6.43%
Target 2035 Composite Index	6.50
Mixed-Asset Target 2035 Funds Average	6.14
For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2040 Fund	7.26%
Target 2040 Composite Index	7.34
Mixed-Asset Target 2040 Funds Average	6.47
For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2045 Fund	7.54%
Target 2045 Composite Index	7.62
Mixed-Asset Target 2045 Funds Average	7.03
For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2050 Fund	7.54%
Target 2050 Composite Index	7.62
Mixed-Asset Target 2050 Funds Average	6.89
For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2055 Fund	7.58%
Target 2055 Composite Index	7.62
Mixed-Asset Target 2055+ Funds Average	7.32
For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2060 Fund	7.53%
Target 2060 Composite Index	7.62
Mixed-Asset Target 2055+ Funds Average	7.32
For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

3

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
	Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

4

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

Source: Vanguard.

5

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

6

Institutional Target Retirement 2035 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VITFX
30-Day SEC Yield	2.17%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	47.5%
Vanguard Total International Stock Index
Fund Investor Shares	31.9
Vanguard Total Bond Market II Index Fund
Investor Shares	14.5
Vanguard Total International Bond Index
Fund Admiral Shares	6.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

7

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2035 Fund	6/26/2015	13.14%	1.65%	3.13%	4.78%

See Financial Highlights for dividend and capital gains information.

8

Institutional Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (47.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	113,481,377	6,703,345

International Stock Fund (31.9%)
Vanguard Total International Stock Index Fund Investor Shares	282,377,635	4,495,452

U.S. Bond Fund (14.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	191,525,112	2,037,827

International Bond Fund (6.1%)
Vanguard Total International Bond Index Fund Admiral Shares	39,928,218	862,849
Total Investment Companies (Cost $12,995,453)		14,099,473
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.965% (Cost $5,156)	51,547	5,156
Total Investments (99.9%) (Cost $13,000,609)		14,104,629
Other Assets and Liabilities (0.1%)
Other Assets		103,990
Liabilities		(92,713)
		11,277
Net Assets (100%)
Applicable to 668,643,756 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,115,906
Net Asset Value Per Share		$21.11

9

Institutional Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	14,104,629
Receivables for Investment Securities Sold	20,238
Receivables for Accrued Income	4,797
Receivables for Capital Shares Issued	78,955
Total Assets	14,208,619
Liabilities
Payables for Investment Securities Purchased	91,797
Payables for Capital Shares Redeemed	916
Total Liabilities	92,713
Net Assets	14,115,906

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	12,955,410
Undistributed Net Investment Income	55,867
Accumulated Net Realized Gains	609
Unrealized Appreciation (Depreciation)	1,104,020
Net Assets	14,115,906

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	136,814
Net Investment Income—Note B	136,814
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,723
Affiliated Investment Securities Sold	268
Realized Net Gain (Loss)	1,991
Change in Unrealized Appreciation (Depreciation) of Investment Securities	655,292
Net Increase (Decrease) in Net Assets Resulting from Operations	794,097

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	136,814	184,298
Realized Net Gain (Loss)	1,991	1,217
Change in Unrealized Appreciation (Depreciation)	655,292	688,907
Net Increase (Decrease) in Net Assets Resulting from Operations	794,097	874,422
Distributions
Net Investment Income	(225,679)	(54,138)
Realized Capital Gain[1]	(2,578)	—
Total Distributions	(228,257)	(54,138)
Capital Share Transactions
Issued	2,992,901	6,102,339
Issued in Lieu of Cash Distributions	225,973	53,955
Redeemed	(370,390)	(311,926)
Net Increase (Decrease) from Capital Share Transactions	2,848,484	5,844,368
Total Increase (Decrease)	3,414,324	6,664,652
Net Assets
Beginning of Period	10,701,582	4,036,930
End of Period[2]	14,115,906	10,701,582

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,489,000 and $0 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $55,867,000 and $144,710,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement 2035 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.23	$18.27	$20.00
Investment Operations
Net Investment Income	. 204	. 457 [2]	.142[2]
Capital Gain Distributions Received	.003	.003	—
Net Realized and Unrealized Gain (Loss) on Investments	1.072	1.664	(1.872)
Total from Investment Operations	1.279	2.124	(1.730)
Distributions
Dividends from Net Investment Income	(.394)	(.164)	—
Distributions from Realized Capital Gains	(.005)	—	—
Total Distributions	(.399)	(.164)	—
Net Asset Value, End of Period	$21.11	$20.23	$18.27

Total Return	6.43%	11.68%	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,116	$10,702	$4,037
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.26%	2.37%	2.62%[3]
Portfolio Turnover Rate	5%	2%	—
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Institutional Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $12,995,453,000. Net unrealized appreciation of investment securities for tax purposes was $1,104,020,000, consisting of unrealized gains of $1,122,783,000 on securities that had risen in value since their purchase and $18,763,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	146,639	321,366
Issued in Lieu of Cash Distributions	11,310	2,831
Redeemed	(18,210)	(16,279)
Net Increase (Decrease) in Shares Outstanding	139,739	307,918

At March 31, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

15

Institutional Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,869	NA1	NA1	14	—	5,156
Vanguard Total Bond Market II
Index Fund	1,483,982	723,914	116,270	20,032	1,723	2,037,827
Vanguard Total International
Bond Index Fund	634,610	249,129	—	8,302	—	862,849
Vanguard Total International
Stock Index Fund	3,406,782	868,090	6,229	44,171	—	4,495,452
Vanguard Total Stock Market
Index Fund	5,140,542	1,239,179	179,816	64,295	—	6,703,345
Total	10,667,785	3,080,312	302,315	136,814	1,723	14,104,629
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

16

Institutional Target Retirement 2040 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VIRSX
30-Day SEC Yield	2.18%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	52.1%
Vanguard Total International Stock Index
Fund Investor Shares	34.8
Vanguard Total Bond Market II Index Fund
Investor Shares	9.2
Vanguard Total International Bond Index
Fund Admiral Shares	3.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

17

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2040 Fund	6/26/2015	14.38%	1.66%	3.20%	4.86%

See Financial Highlights for dividend and capital gains information.

18

Institutional Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (52.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	103,721,104	6,126,806

International Stock Fund (34.8%)
Vanguard Total International Stock Index Fund Investor Shares	257,303,242	4,096,267

U.S. Bond Fund (9.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	101,477,881	1,079,725

International Bond Fund (3.9%)
Vanguard Total International Bond Index Fund Admiral Shares	21,062,219	455,154
Total Investment Companies (Cost $10,747,132)		11,757,952
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.965% (Cost $4,205)	42,041	4,205
Total Investments (100.0%) (Cost $10,751,337)		11,762,157
Other Assets and Liabilities (0.0%)
Other Assets		81,539
Liabilities		(75,719)
		5,820
Net Assets (100%)
Applicable to 556,599,838 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,767,977
Net Asset Value Per Share		$21.14

19

Institutional Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	11,762,157
Receivables for Investment Securities Sold	18,286
Receivables for Accrued Income	2,515
Receivables for Capital Shares Issued	60,738
Total Assets	11,843,696
Liabilities
Payables for Investment Securities Purchased	75,215
Payables for Capital Shares Redeemed	504
Total Liabilities	75,719
Net Assets	11,767,977

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	10,711,551
Undistributed Net Investment Income	45,816
Accumulated Net Realized Losses	(210)
Unrealized Appreciation (Depreciation)	1,010,820
Net Assets	11,767,977

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Institutional Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	112,778
Net Investment Income—Note B	112,778
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	880
Affiliated Investment Securities Sold	(442)
Realized Net Gain (Loss)	438
Change in Unrealized Appreciation (Depreciation) of Investment Securities	624,197
Net Increase (Decrease) in Net Assets Resulting from Operations	737,413

See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,778	150,878
Realized Net Gain (Loss)	438	584
Change in Unrealized Appreciation (Depreciation)	624,197	573,943
Net Increase (Decrease) in Net Assets Resulting from Operations	737,413	725,405
Distributions
Net Investment Income	(185,811)	(42,868)
Realized Capital Gain[1]	(1,229)	—
Total Distributions	(187,040)	(42,868)
Capital Share Transactions
Issued	2,675,912	5,238,013
Issued in Lieu of Cash Distributions	185,271	42,639
Redeemed	(367,756)	(270,523)
Net Increase (Decrease) from Capital Share Transactions	2,493,427	5,010,129
Total Increase (Decrease)	3,043,800	5,692,666
Net Assets
Beginning of Period	8,724,177	3,031,511
End of Period[2]	11,767,977	8,724,177

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $709,000 and $0 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,816,000 and $118,844,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2040 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.10	$18.08	$20.00
Investment Operations
Net Investment Income	. 201	. 461[2]	.151[2]
Capital Gain Distributions Received	.002	.002[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.233	1.718	(2.071)
Total from Investment Operations	1.436	2.181	(1.920)
Distributions
Dividends from Net Investment Income	(.393)	(.161)	—
Distributions from Realized Capital Gains	(.003)	—	—
Total Distributions	(.396)	(.161)	—
Net Asset Value, End of Period	$21.14	$20.10	$18.08

Total Return	7.26%	12.12%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,768	$8,724	$3,032
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.62%	2.81%[3]
Portfolio Turnover Rate	5%	0%	1%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

24

Institutional Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $10,751,337,000. Net unrealized appreciation of investment securities for tax purposes was $1,010,820,000, consisting of unrealized gains of $1,020,460,000 on securities that had risen in value since their purchase and $9,640,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	131,430	278,300
Issued in Lieu of Cash Distributions	9,301	2,249
Redeemed	(18,107)	(14,266)
Net Increase (Decrease) in Shares Outstanding	122,624	266,283

At March 31, 2017, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

25

Institutional Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2	NA1	NA1	10	—	4,205
Vanguard Total Bond Market II
Index Fund	752,334	432,172	77,742	10,344	880	1,079,725
Vanguard Total International
Bond Index Fund	322,118	143,610	—	4,257	—	455,154
Vanguard Total International
Stock Index Fund	3,049,503	846,526	7,582	39,895	—	4,096,267
Vanguard Total Stock Market
Index Fund	4,584,021	1,258,876	169,639	58,272	—	6,126,806
Total	8,707,978	2,681,184	254,963	112,778	880	11,762,157
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

26

Institutional Target Retirement 2045 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VITLX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

27

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2045 Fund	6/26/2015	14.79%	1.64%	3.40%	5.04%

See Financial Highlights for dividend and capital gains information.

28

Institutional Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	87,559,128	5,172,118

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	215,085,673	3,424,164

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	63,453,566	675,146

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	13,188,229	284,997
Total Investment Companies (Cost $8,726,850)		9,556,425
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.965% (Cost $4,453)	44,520	4,453
Total Investments (99.9%) (Cost $8,731,303)		9,560,878
Other Assets and Liabilities (0.1%)
Other Assets		65,533
Liabilities		(54,853)
		10,680
Net Assets (100%)
Applicable to 451,308,383 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,571,558
Net Asset Value Per Share		$21.21

29

Institutional Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	9,560,878
Receivables for Investment Securities Sold	5,169
Receivables for Accrued Income	1,614
Receivables for Capital Shares Issued	58,750
Total Assets	9,626,411
Liabilities
Payables for Investment Securities Purchased	54,113
Payables for Capital Shares Redeemed	740
Total Liabilities	54,853
Net Assets	9,571,558

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	8,704,460
Undistributed Net Investment Income	37,089
Accumulated Net Realized Gains	434
Unrealized Appreciation (Depreciation)	829,575
Net Assets	9,571,558

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Institutional Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	90,770
Net Investment Income—Note B	90,770
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	578
Affiliated Investment Securities Sold	376
Realized Net Gain (Loss)	954
Change in Unrealized Appreciation (Depreciation) of Investment Securities	523,682
Net Increase (Decrease) in Net Assets Resulting from Operations	615,406

See accompanying Notes, which are an integral part of the Financial Statements.

31

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,770	118,493
Realized Net Gain (Loss)	954	351
Change in Unrealized Appreciation (Depreciation)	523,682	454,611
Net Increase (Decrease) in Net Assets Resulting from Operations	615,406	573,455
Distributions
Net Investment Income	(147,574)	(33,117)
Realized Capital Gain[1]	(873)	—
Total Distributions	(148,447)	(33,117)
Capital Share Transactions
Issued	2,222,206	4,302,587
Issued in Lieu of Cash Distributions	146,968	33,014
Redeemed	(253,944)	(203,649)
Net Increase (Decrease) from Capital Share Transactions	2,115,230	4,131,952
Total Increase (Decrease)	2,582,189	4,672,290
Net Assets
Beginning of Period	6,989,369	2,317,079
End of Period[2]	9,571,558	6,989,369

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $493,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,089,000 and $93,893,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2045 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income	. 201	. 464 [2]	.149[2]
Capital Gain Distributions Received	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	1.289	1.736	(2.079)
Total from Investment Operations	1.491	2.202	(1.930)
Distributions
Dividends from Net Investment Income	(.389)	(.162)	—
Distributions from Realized Capital Gains	(.002)	—	—
Total Distributions	(.391)	(.162)	—
Net Asset Value, End of Period	$21.21	$20.11	$18.07

Total Return	7.54%	12.24%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,572	$6,989	$2,317
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.26%	2.42%	2.79%[3]
Portfolio Turnover Rate	4%	1%	0%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

34

Institutional Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $8,731,303,000. Net unrealized appreciation of investment securities for tax purposes was $829,575,000, consisting of unrealized gains of $835,647,000 on securities that had risen in value since their purchase and $6,072,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	108,856	228,312
Issued in Lieu of Cash Distributions	7,367	1,741
Redeemed	(12,480)	(10,725)
Net Increase (Decrease) in Shares Outstanding	103,743	219,328

At March 31, 2017, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

35

Institutional Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,266	NA1	NA1	16	—	4,453
Vanguard Total Bond Market II
Index Fund	485,809	224,506	37,238	6,685	578	675,146
Vanguard Total International
Bond Index Fund	208,090	83,768	—	2,757	—	284,997
Vanguard Total International
Stock Index Fund	2,498,811	755,598	3,885	32,972	—	3,424,164
Vanguard Total Stock Market
Index Fund	3,767,707	1,136,325	107,124	48,340	—	5,172,118
Total	6,961,683	2,220,197	148,247	90,770	578	9,560,878
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

36

Institutional Target Retirement 2050 Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VTRLX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

37

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

		Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2050 Fund	6/26/2015	14.73%	1.62%	3.42%	5.04%

See Financial Highlights for dividend and capital gains information.

38

Institutional Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	56,632,219	3,345,265

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	138,978,352	2,212,536

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	41,105,628	437,364

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	8,521,526	184,150
Total Investment Companies (Cost $5,652,888)		6,179,315
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $2,676)	26,755	2,676
Total Investments (99.9%) (Cost $5,655,564)		6,181,991
Other Assets and Liabilities (0.1%)
Other Assets		50,700
Liabilities		(47,563)
		3,137
Net Assets (100%)
Applicable to 291,463,416 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,185,128
Net Asset Value Per Share		$21.22

39

InstitutionalTargetRetirement2050 Fund

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard	Funds	6,181,991
Receivables for Investment Securities Sold		4,513
Receivables for Accrued Income		1,040
Receivables for Capital Shares Issued		45,147
Total Assets		6,232,691
Liabilities
Payables for Investment Securities Purchased		47,040
Payables for Capital Shares Redeemed		523
Total Liabilities		47,563
Net Assets		6,185,128

At March 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		5,634,952
Undistributed Net Investment Income		23,666
Accumulated Net Realized Gains		83
Unrealized Appreciation (Depreciation)		526,427
Net Assets		6,185,128

• SeeNote Ain NotestoFinancialStatements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

40

InstitutionalTargetRetirement2050 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	57,741
Net Investment Income—Note B	57,741
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	364
Affiliated Investment Securities Sold	(11)
Realized Net Gain (Loss)	353
Change in Unrealized Appreciation (Depreciation) of Investment Securities	334,287
Net Increase (Decrease) in Net Assets Resulting from Operations	392,381

See accompanying Notes, which are an integral part of the Financial Statements.

41

InstitutionalTargetRetirement2050 Fund

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,741	70,655
Realized Net Gain (Loss)	353	233
Change in Unrealized Appreciation (Depreciation)	334,287	270,453
Net Increase (Decrease) in Net Assets Resulting from Operations	392,381	341,341
Distributions
Net Investment Income	(90,785)	(18,343)
Realized Capital Gain[1]	(502)	—
Total Distributions	(91,287)	(18,343)
Capital Share Transactions
Issued	1,670,448	2,864,884
Issued in Lieu of Cash Distributions	90,205	18,188
Redeemed	(206,015)	(135,302)
Net Increase (Decrease) from Capital Share Transactions	1,554,638	2,747,770
Total Increase (Decrease)	1,855,732	3,070,768
Net Assets
Beginning of Period	4,329,396	1,258,628
End of Period[2]	6,185,128	4,329,396
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $287,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,666,000 and $56,710,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

InstitutionalTargetRetirement2050 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income	.230[2]	.466[2]	.149[2]
Capital Gain Distributions Received	.001[2]	.002[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.261	1.732	(2.079)
Total from Investment Operations	1.492	2.200	(1.930)
Distributions
Dividends from Net Investment Income	(.380)	(.160)	—
Distributions from Realized Capital Gains	(.002)	—	—
Total Distributions	(.382)	(.160)	—
Net Asset Value, End of Period	$21.22	$20.11	$18.07

Total Return	7.54%	12.23%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,185	$4,329	$1,259
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.43%	2.81%[3]
Portfolio Turnover Rate	4%	1%	1%
Theexpenseratio,acquiredfundfeesandexpenses,netinvestmentincomeratio,andturnoverrateforthecurrentperiodhavebeenannualized.
1Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

43

InstitutionalTargetRetirement2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles forU.S. investmentcompanies. Thefundconsistentlyfollowssuchpoliciesinpreparingitsfinancial statements.

1. SecurityValuation:InvestmentsarevaluedatthenetassetvalueofeachunderlyingVanguardfund determined as of the close of the New YorkStock Exchange (generally 4 p.m., Easterntime) on the valuationdate.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

44

InstitutionalTargetRetirement2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level1inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $5,655,564,000. Net unrealized appreciation of investment securities for tax purposes was $526,427,000, consisting of unrealized gains of $530,419,000 on securities that had risen in value since their purchase and $3,992,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	81,791	151,751
Issued in Lieu of Cash Distributions	4,519	959
Redeemed	(10,096)	(7,110)
Net Increase (Decrease) in Shares Outstanding	76,214	145,600

At March 31, 2017, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

InstitutionalTargetRetirement2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,065	NA1	NA1	11	—	2,676
Vanguard Total Bond Market II
Index Fund	308,788	163,668	23,909	4,248	364	437,364
Vanguard Total International
Bond Index Fund	128,417	59,971	—	1,731	—	184,150
Vanguard Total International
Stock Index Fund	1,546,635	558,530	4,828	20,922	—	2,212,536
VanguardTotalStockMarket
Index Fund	2,331,764	844,330	68,327	30,829	—	3,345,265
Total	4,316,669	1,626,499	97,064	57,741	364	6,181,991
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Managementhasdeterminedthatnomaterialeventsortransactionsoccurredsubsequentto March31,2017,thatwouldrequirerecognitionordisclosureinthesefinancialstatements.

InstitutionalTargetRetirement2055Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics

Ticker Symbol	VIVLX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

InstitutionalTargetRetirement2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited. Forperformancedatacurrentto themost recentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2055 Fund	6/26/2015	14.77%	1.55%	3.51%	5.06%

See Financial Highlights for dividend and capital gains information.

InstitutionalTargetRetirement2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	21,901,557	1,293,725

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	53,717,352	855,180

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	15,891,870	169,090

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	3,279,424	70,868
Total Investment Companies (Cost $2,194,569)		2,388,863
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $1,692)	16,915	1,692
Total Investments (99.9%) (Cost $2,196,261)		2,390,555
Other Assets and Liabilities (0.1%)
Other Assets		23,004
Liabilities		(20,464)
		2,540
Net Assets (100%)
Applicable to 112,634,804 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,393,095
Net Asset Value Per Share		$21.25

InstitutionalTargetRetirement2055 Fund

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard	Funds	2,390,555
Receivables for Investment Securities Sold		1,997
Receivables for Accrued Income		398
Receivables for Capital Shares Issued		20,609
Total Assets		2,413,559
Liabilities
Payables for Investment Securities Purchased		19,498
Payables for Capital Shares Redeemed		966
Total Liabilities		20,464
Net Assets		2,393,095

At March 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,189,814
Undistributed Net Investment Income		9,054
Accumulated Net Realized Losses		(67)
Unrealized Appreciation (Depreciation)		194,294
Net Assets		2,393,095

• SeeNote Ain NotestoFinancialStatements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2055 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	21,505
Net Investment Income—Note B	21,505
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	132
Affiliated Investment Securities Sold	(79)
Realized Net Gain (Loss)	53
Change in Unrealized Appreciation (Depreciation) of Investment Securities	125,140
Net Increase (Decrease) in Net Assets Resulting from Operations	146,698

See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2055 Fund

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,505	23,312
Realized Net Gain (Loss)	53	46
Change in Unrealized Appreciation (Depreciation)	125,140	90,488
Net Increase (Decrease) in Net Assets Resulting from Operations	146,698	113,846
Distributions
Net Investment Income	(31,435)	(5,544)
Realized Capital Gain[1]	(131)	(35)
Total Distributions	(31,566)	(5,579)
Capital Share Transactions
Issued	801,160	1,099,916
Issued in Lieu of Cash Distributions	31,142	5,531
Redeemed	(81,563)	(59,524)
Net Increase (Decrease) from Capital Share Transactions	750,739	1,045,923
Total Increase (Decrease)	865,871	1,154,190
Net Assets
Beginning of Period	1,527,224	373,034
End of Period[2]	2,393,095	1,527,224

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $87,000 and $35,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,054,000 and $18,984,000.

See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2055 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.11	$18.08	$20.00
Investment Operations
Net Investment Income	.232[2]	.470[2]	.157[2]
Capital Gain Distributions Received	.001[2]	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	1.269	1.718	(2.077)
Total from Investment Operations	1.502	2.189	(1.920)
Distributions
Dividends from Net Investment Income	(.360)	(.158)	—
Distributions from Realized Capital Gains	(.002)	(.001)	—
Total Distributions	(.362)	(.159)	—
Net Asset Value, End of Period	$21.25	$20.11	$18.08

Total Return	7.58%	12.16%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,393	$1,527	$373
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.47%	3.05%[3]
Portfolio Turnover Rate	4%	1%	1%
Theexpenseratio,acquiredfundfeesandexpenses,netinvestmentincomeratio,andturnoverrateforthecurrentperiodhavebeenannualized.
1Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles forU.S. investmentcompanies. Thefundconsistentlyfollowssuchpoliciesinpreparingitsfinancial statements.

1. SecurityValuation:InvestmentsarevaluedatthenetassetvalueofeachunderlyingVanguardfund determined as of the close of the New YorkStock Exchange (generally 4 p.m., Easterntime) on the valuationdate.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

InstitutionalTargetRetirement2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level1inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $2,196,261,000. Net unrealized appreciation of investment securities for tax purposes was $194,294,000, consisting of unrealized gains of $195,860,000 on securities that had risen in value since their purchase and $1,566,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	39,141	58,130
Issued in Lieu of Cash Distributions	1,558	292
Redeemed	(3,990)	(3,134)
Net Increase (Decrease) in Shares Outstanding	36,709	55,288

At March 31, 2017, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

InstitutionalTargetRetirement2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	746	NA1	NA1	6	—	1,692
Vanguard Total Bond Market II
Index Fund	106,412	78,307	11,687	1,566	132	169,090
Vanguard Total International
Bond Index Fund	45,232	27,164	—	640	—	70,868
Vanguard Total International
Stock Index Fund	546,748	272,091	6,619	7,737	—	855,180
VanguardTotalStockMarket
Index Fund	822,011	402,567	18,424	11,556	—	1,293,725
Total	1,521,149	780,129	36,730	21,505	132	2,390,555
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Managementhasdeterminedthatnomaterialeventsortransactionsoccurredsubsequentto March31,2017,thatwouldrequirerecognitionordisclosureinthesefinancialstatements.

InstitutionalTargetRetirement2060Fund

Fund Profile
As of March 31, 2017

Total Fund Characteristics
Ticker Symbol	VILVX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2017, the annualized acquired fund fees and expenses were 0.09%.

InstitutionalTargetRetirement2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited. Forperformancedatacurrentto themost recentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 26, 2015, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Period Ended March 31, 2017

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Target
Retirement 2060 Fund	6/26/2015	14.78%	1.57%	3.45%	5.02%

See Financial Highlights for dividend and capital gains information.

InstitutionalTargetRetirement2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	5,091,155	300,735

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	12,518,489	199,294

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	3,701,087	39,380

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	768,042	16,597
Total Investment Companies (Cost $513,638)		556,006
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.965% (Cost $540)	5,399	540
Total Investments (99.8%) (Cost $514,178)		556,546
Other Assets and Liabilities (0.2%)
Other Assets		5,729
Liabilities		(4,619)
		1,110
Net Assets (100%)
Applicable to 26,267,887 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		557,656
Net Asset Value Per Share		$21.23

InstitutionalTargetRetirement2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	556,546
Receivables for Investment Securities Sold	622
Receivables for Accrued Income	92
Receivables for Capital Shares Issued	5,015
Total Assets	562,275
Liabilities
Payables for Investment Securities Purchased	4,564
Payables for Capital Shares Redeemed	55
Total Liabilities	4,619
Net Assets	557,656

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	513,210
Undistributed Net Investment Income	2,107
Accumulated Net Realized Losses	(29)
Unrealized Appreciation (Depreciation)	42,368
Net Assets	557,656

• SeeNote Ain NotestoFinancialStatements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2060 Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	4,900
Net Investment Income—Note B	4900
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	30
Affiliated Investment Securities Sold	(26)
Realized Net Gain (Loss)	4
Change in Unrealized Appreciation (Depreciation) of Investment Securities	28,347
Net Increase (Decrease) in Net Assets Resulting from Operations	33,251

See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2060 Fund

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,900	5,225
Realized Net Gain (Loss)	4	4
Change in Unrealized Appreciation (Depreciation)	28,347	20,526
Net Increase (Decrease) in Net Assets Resulting from Operations	33,251	25,755
Distributions
Net Investment Income	(7,097)	(1,314)
Realized Capital Gain[1]	(28)	(8)
Total Distributions	(7,125)	(1,322)
Capital Share Transactions
Issued	223,644	244,013
Issued in Lieu of Cash Distributions	7,005	1,322
Redeemed	(33,616)	(30,040)
Net Increase (Decrease) from Capital Share Transactions	197,033	215,295
Total Increase (Decrease)	223,159	239,728
Net Assets
Beginning of Period	334,497	94,769
End of Period[2]	557,656	334,497
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $22,000 and $8,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,107,000 and $4,304,000.

See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2060 Fund

Financial Highlights

	Six Months	Year	June 26,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.10	$18.07	$20.00
Investment Operations
Net Investment Income	.234[2]	.466[2]	.135[2]
Capital Gain Distributions Received	.001[2]	.001[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.255	1.729	(2.065)
Total from Investment Operations	1.490	2.196	(1.930)
Distributions
Dividends from Net Investment Income	(.359)	(.165)	—
Distributions from Realized Capital Gains	(.001)	(.001)	—
Total Distributions	(.360)	(.166)	—
Net Asset Value, End of Period	$21.23	$20.10	$18.07

Total Return	7.53%	12.21%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$558	$334	$95
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.31%	2.45%	2.53%[3]
Portfolio Turnover Rate	6%	4%	4%
The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover for the current period have been annualized.
1Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

InstitutionalTargetRetirement2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles forU.S. investmentcompanies. Thefundconsistentlyfollowssuchpoliciesinpreparingitsfinancial statements.

1. SecurityValuation:InvestmentsarevaluedatthenetassetvalueofeachunderlyingVanguardfund determined as of the close of the New YorkStock Exchange (generally 4 p.m., Easterntime) on the valuationdate.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

InstitutionalTargetRetirement2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2017, 100% of the market value of the fund’s investments was determined based on Level1inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $514,178,000. Net unrealized appreciation of investment securities for tax purposes was $42,368,000, consisting of unrealized gains of $42,677,000 on securities that had risen in value since their purchase and $309,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	10,924	12,908
Issued in Lieu of Cash Distributions	351	70
Redeemed	(1,648)	(1,581)
Net Increase (Decrease) in Shares Outstanding	9,627	11,397

At March 31, 2017, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

InstitutionalTargetRetirement2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	410	NA1	NA1	3	—	540
Vanguard Total Bond Market II
Index Fund	23,180	21,157	4,092	354	30	39,380
Vanguard Total International
Bond Index Fund	9,902	7,063	33	141	—	16,597
Vanguard Total International
Stock Index Fund	119,551	72,820	2,899	1,766	—	199,294
VanguardTotalStockMarket
Index Fund	180,198	106,439	5,601	2,636	—	300,735
Total	333,241	207,479	12,625	4,900	30	556,546
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Managementhasdeterminedthatnomaterialeventsortransactionsoccurredsubsequentto March31,2017,thatwouldrequirerecognitionordisclosureinthesefinancialstatements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the thirdcolumn shows the dollaramount that would havebeenpaidby an investorwho started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual fundsto calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical examplewiththehypotheticalexamplesthatappearinshareholderreportsofotherfunds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

InstitutionalTargetRetirement2060 Fund

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Institutional Target Retirement 2035 Fund	$1,000.00	$1,064.31	$0.46
Institutional Target Retirement 2040 Fund	$1,000.00	$1,072.63	$0.47
Institutional Target Retirement 2045 Fund	$1,000.00	$1,075.39	$0.47
Institutional Target Retirement 2050 Fund	$1,000.00	$1,075.40	$0.47
Institutional Target Retirement 2055 Fund	$1,000.00	$1,075.80	$0.47
Institutional Target Retirement 2060 Fund	$1,000.00	$1,075.28	$0.47
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.48	$0.45
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.48	$0.45

Thecalculationsarebasedontheacquiredfundfeesandexpensesforthemostrecentsix-monthperiod. Thefunds’annualizedexpense figuresforthatperiodare(inorderaslistedfromtoptobottomabove)0.09%,0.09%,0.09%,0.09%,0.09%,and0.09%. Thedollaramounts
shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (182/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Institutional TargetRetirement Funds has renewed each fund’s investmentadvisoryarrangementwithTheVanguardGroup,Inc.(Vanguard),throughitsEquityIndex Group. Theboarddeterminedthatcontinuingeachfund’sinternalizedmanagementstructurewasin thebestinterestsofthefundsandtheirshareholders.

Theboardbaseditsdecisionuponan evaluation ofthe advisor’sinvestmentstaff,portfolio managementprocess,andperformance.Thisevaluationincludedinformationprovidedtotheboard byVanguard’sPortfolioReviewDepartment,whichisresponsibleforadvisoroversightandproduct management. The Portfolio Review Department met regularly with the advisor and made monthly presentationstotheboardduringthefiscalyearthatdirectedtheboard’sfocustorelevantinformation and topics.

Theboard,oraninvestmentcommitteemadeupofboardmembers,alsoreceivedinformation throughout the year during advisor presentations. For each advisor presentation, the board was providedwithlettersandreportsthatincludedinformationabout,amongotherthings,theadvisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

Inaddition, theboardreceivedmonthlyreports, whichincludeda Marketand EconomicReport, a FundDashboardMonthly Summary, and a FundPerformanceReport.

Prior totheirmeeting, thetrusteeswereprovided witha memoand materialsthat summarized the information they received over the course of the year. They also considered the factors discussed below,amongothers.However,nosinglefactordeterminedwhethertheboardapprovedthe arrangements. Rather,itwasthetotalityofthecircumstancesthatdrovetheboard’sdecision.

Nature, extent, and quality of services

Theboard reviewedthequalityoftheinvestment managementservicesprovided to thefundsand tookintoaccounttheorganizationaldepthandstabilityoftheadvisor. Theboardconsideredthat Vanguard hasbeen managing investmentsfor more thanthree decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, anddepth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

Theboard consideredthe performance of each fund sincetheir inceptions in 2015, includingany periods of outperformance or underperformance compared with a relevant benchmark index and peer group. Theboardconcludedthattheperformancewassuchthattheadvisoryarrangements should continue. Informationabouteach fund’smostrecentperformance canbefoundinthePerformance Summarypagesofthis report.

InstitutionalTargetRetirement2060 Fund

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the Institutional Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs.

Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

72

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter;for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1 F.

William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s)During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of TheVanguardGroup, Inc.;Treasurer(2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabbisconsideredan“interestedperson,”asdefinedintheInvestmentCompanyActof1940,becauseheisanofficerofthe Vanguardfunds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

YoucanobtainafreecopyofVanguard’sproxyvoting
guidelines byvisitingvanguard.com/proxyreporting orby
callingVanguardat800-662-2739. Theguidelinesare
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
votedtheproxiesforsecuritiesitownedduringthe12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial

Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2017
VANGUARD CHESTER FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.